                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER
                                                THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[X] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                    Massachusetts Investors Growth Stock Fund
                               MFS Series Trust IX
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total Fee Paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

--------------------------------------------------------------------------------

                                                        DRAFT: JANUARY 11, 2005

    MASSACHUSETTS INVESTORS GROWTH STOCK FUND              MFS(R) INTERNATIONAL VALUE FUND
          MASSACHUSETTS INVESTORS TRUST                     MFS(R) LARGE CAP GROWTH FUND
    MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND                MFS(R) LIMITED MATURITY FUND
       MFS(R) ALABAMA MUNICIPAL BOND FUND                    MFS(R) MANAGED SECTORS FUND
       MFS(R) ARKANSAS MUNICIPAL BOND FUND               MFS(R) MARYLAND MUNICIPAL BOND FUND
                MFS(R) BOND FUND                      MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
      MFS(R) CALIFORNIA MUNICIPAL BOND FUND                  MFS(R) MID CAP GROWTH FUND
        MFS(R) CAPITAL OPPORTUNITIES FUND                     MFS(R) MID CAP VALUE FUND
            MFS(R) CASH RESERVE FUND                   MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
       MFS(R) CONSERVATIVE ALLOCATION FUND                 MFS(R) MODERATE ALLOCATION FUND
             MFS(R) CORE EQUITY FUND                          MFS(R) MONEY MARKET FUND
             MFS(R) CORE GROWTH FUND                         MFS(R) MUNICIPAL BOND FUND
           MFS(R) EMERGING GROWTH FUND                    MFS(R) MUNICIPAL HIGH INCOME FUND
        MFS(R) EMERGING MARKETS DEBT FUND                   MFS(R) MUNICIPAL INCOME FUND
       MFS(R) EMERGING MARKETS EQUITY FUND             MFS(R) MUNICIPAL LIMITED MATURITY FUND
      [MFS(R) EMERGING OPPORTUNITIES FUND]                    MFS(R) NEW DISCOVERY FUND
      MFS(R) FLOATING RATE HIGH INCOME FUND                   MFS(R) NEW ENDEAVOR FUND
       MFS(R) FLORIDA MUNICIPAL BOND FUND                MFS(R) NEW YORK MUNICIPAL BOND FUND
            [MFS(R) GEMINI U.K. FUND]                 MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
       MFS(R) GEORGIA MUNICIPAL BOND FUND              MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
            MFS(R) GLOBAL EQUITY FUND                         MFS(R) RESEARCH BOND FUND
            MFS(R) GLOBAL GROWTH FUND                        MFS(R) RESEARCH BOND FUND J
         MFS(R) GLOBAL TOTAL RETURN FUND                        MFS(R) RESEARCH FUND
           [MFS(R) GLOBAL VALUE FUND]                    MFS(R) RESEARCH INTERNATIONAL FUND
     MFS(R)GOVERNMENT LIMITED MATURITY FUND           MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
       MFS(R)GOVERNMENT MONEY MARKET FUND                   MFS(R) STRATEGIC GROWTH FUND
        MFS(R)GOVERNMENT SECURITIES FUND                    MFS(R) STRATEGIC INCOME FUND
          MFS(R) GROWTH ALLOCATION FUND                      MFS(R) STRATEGIC VALUE FUND
        MFS(R) GROWTH OPPORTUNITIES FUND                  [MFS(R) TAX MANAGED EQUITY FUND]
             MFS(R) HIGH INCOME FUND                           MFS(R) TECHNOLOGY FUND
      MFS(R) HIGH YIELD OPPORTUNITIES FUND              MFS(R) TENNESSEE MUNICIPAL BOND FUND
       MFS(R) INFLATION-ADJUSTED BOND FUND                    MFS(R) TOTAL RETURN FUND
 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND           MFS(R) UNION STANDARD EQUITY FUND
    MFS(R) INTERNATIONAL DIVERSIFICATION FUND                   MFS(R) UTILITIES FUND
        MFS(R) INTERNATIONAL GROWTH FUND                          MFS(R) VALUE FUND
     MFS(R) INTERNATIONAL NEW DISCOVERY FUND             MFS(R) VIRGINIA MUNICIPAL BOND FUND
                                                      MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND

                500 Boylston Street, Boston, Massachusetts 02116

                   Notice of a Special Meeting of Shareholders
                          To be held on March 23, 2005

A Special Meeting of Shareholders of each of the above referenced funds (each a "Fund" and collectively, the "Funds") will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 9:30 a.m. on Wednesday, March 23, 2005, for the following purposes:

ITEM 1. To elect Lawrence H. Cohn, M.D., David H. Gunning, William R. Gutow, Michael Hegarty, J. Atwood Ives, Amy B. Lane, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J. Thomsen as Trustees of each of the trusts of which the Funds are series.


ITEM 2. For Massachusetts Investors Growth Stock Fund only, to approve or disapprove a proposal to make non-fundamental an investment policy of the Fund.

ITEM 3. For MFS Municipal Limited Maturity Fund only, to approve or disapprove a proposal to revise a fundamental policy of the Fund.

ITEM 4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Fund will hold a separate meeting. With respect to Item 1, all of the shareholders of Funds that are series of the same trust will vote together as a single class. With respect to Item 2 and Item 3, shareholders of only the Funds indicated will vote.

                  THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND
                      THAT YOU VOTE IN FAVOR OF ALL ITEMS.

Only a Fund's shareholders of record on January 18, 2005 will be entitled to vote at that Fund's Meeting of Shareholders.

                                         By order of the Board of Trustees

                                         JAMES R. BORDEWICK, JR.
                                         Assistant Secretary and Assistant Clerk

February 3, 2005

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

   MASSACHUSETTS INVESTORS GROWTH STOCK FUND                  MFS(R) INTERNATIONAL VALUE FUND
         MASSACHUSETTS INVESTORS TRUST                         MFS(R) LARGE CAP GROWTH FUND
   MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND                    MFS(R) LIMITED MATURITY FUND
      MFS(R) ALABAMA MUNICIPAL BOND FUND                        MFS(R) MANAGED SECTORS FUND
      MFS(R) ARKANSAS MUNICIPAL BOND FUND                   MFS(R) MARYLAND MUNICIPAL BOND FUND
               MFS(R) BOND FUND                          MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
     MFS(R) CALIFORNIA MUNICIPAL BOND FUND                      MFS(R) MID CAP GROWTH FUND
       MFS(R) CAPITAL OPPORTUNITIES FUND                         MFS(R) MID CAP VALUE FUND
           MFS(R) CASH RESERVE FUND                       MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
      MFS(R) CONSERVATIVE ALLOCATION FUND                     MFS(R) MODERATE ALLOCATION FUND
            MFS(R) CORE EQUITY FUND                              MFS(R) MONEY MARKET FUND
            MFS(R) CORE GROWTH FUND                             MFS(R) MUNICIPAL BOND FUND
          MFS(R) EMERGING GROWTH FUND                        MFS(R) MUNICIPAL HIGH INCOME FUND
       MFS(R) EMERGING MARKETS DEBT FUND                       MFS(R) MUNICIPAL INCOME FUND
      MFS(R) EMERGING MARKETS EQUITY FUND                 MFS(R) MUNICIPAL LIMITED MATURITY FUND
     [MFS(R) EMERGING OPPORTUNITIES FUND]                        MFS(R) NEW DISCOVERY FUND
     MFS(R) FLOATING RATE HIGH INCOME FUND                       MFS(R) NEW ENDEAVOR FUND
      MFS(R) FLORIDA MUNICIPAL BOND FUND                    MFS(R) NEW YORK MUNICIPAL BOND FUND
           [MFS(R) GEMINI U.K. FUND]                     MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
      MFS(R) GEORGIA MUNICIPAL BOND FUND                  MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
           MFS(R) GLOBAL EQUITY FUND                             MFS(R) RESEARCH BOND FUND
           MFS(R) GLOBAL GROWTH FUND                            MFS(R) RESEARCH BOND FUND J
        MFS(R) GLOBAL TOTAL RETURN FUND                            MFS(R) RESEARCH FUND
          [MFS(R) GLOBAL VALUE FUND]                        MFS(R) RESEARCH INTERNATIONAL FUND
    MFS(R)GOVERNMENT LIMITED MATURITY FUND               MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
      MFS(R)GOVERNMENT MONEY MARKET FUND                       MFS(R) STRATEGIC GROWTH FUND
       MFS(R)GOVERNMENT SECURITIES FUND                        MFS(R) STRATEGIC INCOME FUND
         MFS(R) GROWTH ALLOCATION FUND                          MFS(R) STRATEGIC VALUE FUND
       MFS(R) GROWTH OPPORTUNITIES FUND                      [MFS(R) TAX MANAGED EQUITY FUND]
            MFS(R) HIGH INCOME FUND                               MFS(R) TECHNOLOGY FUND
     MFS(R) HIGH YIELD OPPORTUNITIES FUND                  MFS(R) TENNESSEE MUNICIPAL BOND FUND
      MFS(R) INFLATION-ADJUSTED BOND FUND                        MFS(R) TOTAL RETURN FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND               MFS(R) UNION STANDARD EQUITY FUND
   MFS(R) INTERNATIONAL DIVERSIFICATION FUND                       MFS(R) UTILITIES FUND
       MFS(R) INTERNATIONAL GROWTH FUND                              MFS(R) VALUE FUND
    MFS(R) INTERNATIONAL NEW DISCOVERY FUND                 MFS(R) VIRGINIA MUNICIPAL BOND FUND
                                                         MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND

                                           Proxy Statement
                                           February 3, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of Massachusetts Investors Growth Stock Fund, Massachusetts Investors Trust, MFS Series Trust I, MFS Series Trust II, MFS Series Trust III, MFS Series Trust IV, MFS Series Trust V, MFS Series Trust VI, MFS Series Trust VII, MFS Series Trust VIII, MFS Series Trust IX, MFS Series Trust X, MFS Series Trust XI, MFS Municipal Series Trust, MFS Government Limited Maturity Fund, MFS Government Securities Fund and MFS Growth Opportunities Fund (each a "Trust" and collectively, the "Trusts") to be used at the Meeting of Shareholders (collectively, the "Meeting") of each fund that is a series of one of the Trusts (each a "Fund" and collectively, the "Funds") to be held at 9:30 a.m. on March 23, 2005 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the "Notice"). If the enclosed form of proxy is executed and returned, it nevertheless may be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Management Information Services Corporation ("MIS"), 60 Research Road, Hingham, Massachusetts 02043, or delivered at the Meeting.

On January 18, 2005, the following number of shares were outstanding for each
Fund:

--------------------------------------------------------------------------------------------------------------------
FUND NAME                                                     SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                            CLASS   CLASS    CLASS   CLASS    CLASS    CLASS    CLASS   CLASS     CLASS     CLASS
                              A       B        C       I        J       529A     529B    529C      R1         R2
--------------------------------------------------------------------------------------------------------------------
Massachusetts Investors
Growth Stock Fund
--------------------------------------------------------------------------------------------------------------------
Massachusetts Investors                                        N/A
Trust
--------------------------------------------------------------------------------------------------------------------
MFS Aggressive Growth                                          N/A
Allocation Fund
--------------------------------------------------------------------------------------------------------------------
MFS Alabama Municipal                         N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS Arkansas Municipal                        N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS Bond Fund                                                  N/A
--------------------------------------------------------------------------------------------------------------------
MFS California Municipal                              N/A      N/A      N/A      N/A     N/A       N/A       N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities                                      N/A
Fund
--------------------------------------------------------------------------------------------------------------------
MFS Cash Reserve Fund                                 N/A      N/A                                 N/A       N/A
--------------------------------------------------------------------------------------------------------------------
MFS Conservative                                               N/A
Allocation Fund
--------------------------------------------------------------------------------------------------------------------
MFS Core Equity Fund                                           N/A      N/A      N/A     N/A
--------------------------------------------------------------------------------------------------------------------
MFS Core Growth Fund                                           N/A      N/A      N/A     N/A
--------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund                                       N/A
--------------------------------------------------------------------------------------------------------------------
MFS Emerging Markets Debt                                      N/A      N/A      N/A     N/A       N/A       N/A
Fund
--------------------------------------------------------------------------------------------------------------------
MFS Emerging Markets                                           N/A      N/A      N/A     N/A       N/A       N/A
Equity Fund
--------------------------------------------------------------------------------------------------------------------
[MFS Emerging                                                  N/A      N/A      N/A     N/A       N/A       N/A
Opportunities Fund]
--------------------------------------------------------------------------------------------------------------------
MFS Floating Rate High                                         N/A      N/A      N/A     N/A       N/A       N/A
Income Fund
--------------------------------------------------------------------------------------------------------------------
MFS Florida Municipal                         N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------
[MFS Gemini U.K. Fund]                                         N/A      N/A      N/A     N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------
MFS Georgia Municipal                         N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS Global Equity Fund                                                  N/A      N/A     N/A
--------------------------------------------------------------------------------------------------------------------
MFS Global Growth Fund                                         N/A      N/A      N/A     N/A
--------------------------------------------------------------------------------------------------------------------
MFS Global Total Return                                        N/A      N/A      N/A     N/A
Fund
--------------------------------------------------------------------------------------------------------------------
[MFS Global Value Fund]                                        N/A      N/A      N/A     N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------
MFS Government Limited                                         N/A      N/A      N/A     N/A       N/A       N/A
Maturity Fund
--------------------------------------------------------------------------------------------------------------------
MFS Government Money                 N/A      N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Market Fund
--------------------------------------------------------------------------------------------------------------------
MFS Government Securities                                      N/A
Fund
--------------------------------------------------------------------------------------------------------------------
MFS Growth Allocation Fund                                     N/A
--------------------------------------------------------------------------------------------------------------------
MFS Growth Opportunities                      N/A              N/A      N/A      N/A     N/A       N/A       N/A
Fund
--------------------------------------------------------------------------------------------------------------------
MFS High Income Fund                                           N/A
--------------------------------------------------------------------------------------------------------------------
MFS High Yield
Opportunities Fund
--------------------------------------------------------------------------------------------------------------------
MFS Inflation-Adjusted                                         N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS Intermediate
Investment Grade Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS International                                              N/A
Diversification Fund
--------------------------------------------------------------------------------------------------------------------
MFS International Growth                                       N/A      N/A      N/A     N/A       N/A       N/A
Fund
--------------------------------------------------------------------------------------------------------------------
MFS International New                                          N/A
Discovery Fund
--------------------------------------------------------------------------------------------------------------------
MFS International Value                                        N/A      N/A      N/A     N/A       N/A       N/A
Fund
--------------------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund                     N/A              N/A      N/A      N/A     N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------
MFS Limited Maturity Fund                                      N/A
--------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund                                       N/A
--------------------------------------------------------------------------------------------------------------------
MFS Maryland Municipal                        N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS Massachusetts                             N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund                                        N/A
--------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Value Fund                                         N/A
--------------------------------------------------------------------------------------------------------------------
MFS Mississippi Municipal                     N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS Moderate Allocation                                        N/A
Fund
--------------------------------------------------------------------------------------------------------------------
MFS Money Market Fund                N/A      N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------
MFS Municipal Bond Fund                       N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------
MFS Municipal High Income                             N/A      N/A      N/A      N/A     N/A       N/A       N/A
Fund
--------------------------------------------------------------------------------------------------------------------
MFS Municipal Income Fund                             N/A      N/A      N/A      N/A     N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------
MFS Municipal Limited                                 N/A      N/A      N/A      N/A     N/A       N/A       N/A
Maturity Fund
--------------------------------------------------------------------------------------------------------------------
MFS New Discovery Fund                                         N/A
--------------------------------------------------------------------------------------------------------------------
MFS New Endeavor Fund                                          N/A      N/A      N/A     N/A
--------------------------------------------------------------------------------------------------------------------
MFS New York Municipal                                N/A      N/A      N/A      N/A     N/A       N/A       N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS North Carolina                                    N/A      N/A      N/A      N/A     N/A       N/A       N/A
Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS Pennsylvania                              N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS Research Bond Fund                                         N/A
--------------------------------------------------------------------------------------------------------------------
MFS Research Bond Fund J                              N/A      N/A      N/A      N/A     N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------
MFS Research Fund                                              N/A
--------------------------------------------------------------------------------------------------------------------
MFS Research                                                   N/A
International Fund
--------------------------------------------------------------------------------------------------------------------
MFS South Carolina                            N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund                                      N/A      N/A      N/A     N/A
--------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund                                      N/A      N/A      N/A     N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------
MFS Strategic Value Fund                                       N/A
--------------------------------------------------------------------------------------------------------------------
[MFS Tax-Managed Equity                                        N/A      N/A      N/A     N/A       N/A       N/A
Fund]
--------------------------------------------------------------------------------------------------------------------
MFS Technology Fund
--------------------------------------------------------------------------------------------------------------------
MFS Tennessee Municipal                       N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS Total Return Fund                                          N/A
--------------------------------------------------------------------------------------------------------------------
MFS Union Standard Equity                                      N/A      N/A      N/A     N/A       N/A       N/A
Fund
--------------------------------------------------------------------------------------------------------------------
MFS Utilities Fund                                             N/A      N/A      N/A     N/A
--------------------------------------------------------------------------------------------------------------------
MFS Value Fund                                                 N/A
--------------------------------------------------------------------------------------------------------------------
MFS Virginia Municipal                                N/A      N/A      N/A      N/A     N/A       N/A       N/A
Bond Fund
--------------------------------------------------------------------------------------------------------------------
MFS West Virginia                             N/A     N/A      N/A      N/A      N/A     N/A       N/A       N/A
Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------------

Shareholders of record at the close of business on January 18, 2005 will be entitled to one vote for each dollar of net asset value held on that date.

The following is a list of the proposals for which the Funds are soliciting proxies, and the Funds that are affected by such proposals:

--------------------------------------------------------------------------------------------------------------------
                                    PROPOSAL                                               AFFECTED FUNDS
--------------------------------------------------------------------------------------------------------------------
Item 1:  To elect Lawrence H. Cohn, M.D., David H. Gunning, William R. Gutow,     All Funds
         Michael Hegarty, J. Atwood Ives, Amy B. Lane, Robert J. Manning,
         Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J.
         Thomsen as Trustees of each of the Trusts.
--------------------------------------------------------------------------------------------------------------------
Item 2:  To approve or disapprove a proposal to make non-fundamental an           Massachusetts Investors Growth
         investment policy of Massachusetts Investors Growth Stock Fund.          Stock Fund
--------------------------------------------------------------------------------------------------------------------
Item 3:  To revise a fundamental investment policy of MFS Municipal Limited       MFS Municipal Limited Maturity
         Maturity Fund.                                                           Fund
--------------------------------------------------------------------------------------------------------------------

With respect to Item 1, each Trust will vote separately. This means that for each Trust, the votes of shareholders of all Funds that are series of that Trust will be voted together as a single class. With respect to Items 2 and 3, for each proposal, only the shareholders of the Fund affected will vote.

Shareholders have the opportunity to submit their voting instructions via the Internet by using a program provided by a third-party vendor retained by their Fund, by automated telephone service or by mail using the enclosed proxy card.

The mailing address of each Trust and of each Fund is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of the Notice and this Proxy Statement with its enclosures on or about February 3, 2005. In addition to soliciting proxies by mail, the Trustees of the Trusts and employees of Massachusetts Financial Services Company ("MFS"), the Funds' investment adviser and administrator, may solicit proxies in person or by telephone. Solely in connection with Item 2 and Item 3, Massachusetts Investors Growth Stock Fund ("MIG") and MFS Municipal Limited Maturity Fund ("MML") have retained at their own expense Georgeson Shareholders Communications, Inc., 17 State Street, New York, New York 10004, to aid in the solicitation of instructions for registered and nominee accounts, for a fee expected not to exceed $470,000 and $32,000 (MML) plus reasonable out-of-pocket expenses for mailing. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by the Funds.

A copy of each Fund's most recent annual report and semi-annual report may be obtained without charge by contacting MFS Service Center, Inc., each Fund's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), at 500 Boylston Street, Boston, Massachusetts 02116, or by telephoning toll-free
(800) 637-2304.

ITEM 1 - ELECTION OF TRUSTEES

The Board, which oversees each Fund, provides broad supervision over the affairs of each Fund. MFS is responsible for the investment management of each Fund's assets and for providing a variety of other administrative services to each Fund. The officers of each Fund are responsible for its operations.

The Board has fixed the number of Trustees of each Trust at eleven. The Nomination and Compensation Committee of the Board makes recommendations concerning the nominees for Trustees and consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds or of MFS. Those Trustees who are not "interested persons" of the Funds or of MFS are referred to as "Independent Trustees" throughout this Proxy Statement. The Nomination and Compensation Committee has recommended that the Board nominate for election by shareholders the nominees described in the following pages, and the Board has nominated such individuals. The Board recommends that you vote in favor of their election.

The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. It is intended that proxies not limited to the contrary will be voted in favor of electing Lawrence H. Cohn, M.D., David H. Gunning, William R. Gutow, Michael Hegarty, J. Atwood Ives, Amy B. Lane, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J. Thomsen as Trustees of each Trust.

Dr. Cohn, Messrs. Gunning, Gutow, Hegarty, Ives, Perera and Sherratt and Ms. Lane currently are Trustees of each Trust. Messrs. Manning and Pozen and Ms. Thomsen currently are not Trustees of any Trust, although Messrs. Manning and Pozen previously served as Trustees of the Trusts. Effective December 16, 2004, Messrs. Manning and Pozen and Ms. Thomsen were appointed by the Board as "Advisory Trustees" and were nominated by the Board to be elected as Trustees by shareholders. As Advisory Trustees, they attend meetings (or portions thereof) of the Board or Committees of the Board at the invitation of the Trustees and provide such advice and consultation as the Trustees may reasonably request. Effective December 16, 2004, Mr. Hegarty was appointed as a Trustee by the Board.

Independent Trustees recommended Mr. Hegarty and Ms. Thomsen for the position of Trustee, and MFS recommended Messrs. Manning and Pozen for the position of Trustee.

Each nominee has agreed to serve as a Trustee of each Trust if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than eleven for a Trust. Under the terms of each Trust's retirement policy, the Trustees have a mandatory retirement age of 73 years. For each Trust, the eleven nominees for election as Trustees who receive the greatest number of shareholder votes will be elected as Trustees of the Trust.

The following table presents certain information regarding the nominees and the current Trustees of each Trust who are standing for reelection, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                                                                                       PRINCIPAL OCCUPATION(S) AND
                                 POSITION(S) HELD                                    OTHER DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH               WITH TRUST (1)          LENGTH OF SERVICE               THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE NOMINEES


Robert J. Manning*              Advisory Trustee       Since December 2004           Massachusetts Financial
(born 10/20/63)                 and President          (Advisory Trustee);           Services Company, Chief
                                                       Since February 2004           Executive Officer, President,
                                                       (President); February-        Chief Investment Officer and
                                                       December 2004 (Trustee)       Director


Robert C. Pozen*                Advisory Trustee       Since December 2004           Massachusetts Financial
(born 08/08/46)                                        (Advisory Trustee);           Services Company, Chairman
                                                       February-December 2004        (since February 2004); Harvard
                                                       (Trustee)                     Law School (education), John
                                                                                     Olin Visiting Professor
                                                                                     (since July 2002); Secretary
                                                                                     of Economic Affairs, The
                                                                                     Commonwealth of
                                                                                     Massachusetts (January 2002
                                                                                     to December 2002); Fidelity
                                                                                     Investments, Vice Chairman
                                                                                     (June 2000 to December
                                                                                     2001); Fidelity Management &
                                                                                     Research Company (investment
                                                                                     adviser), President (March
                                                                                     1997 to July 2001); The Bank
                                                                                     of New York (financial
                                                                                     services), Director; Bell
                                                                                     Canada Enterprises
                                                                                     (telecommunications),
                                                                                     Director; Medtronic, Inc.
                                                                                     (medical technology),
                                                                                     Director; Telesat (satellite
                                                                                     communications), Director

INDEPENDENT TRUSTEE NOMINEES


Lawrence H. Cohn, M.D.            Trustee              Since August 1993             Brigham and Women's Hospital,
(born 03/11/37)                                                                      Chief of Cardiac Surgery;
                                                                                     Harvard Medical School,
                                                                                     Professor of Surgery


David H. Gunning                  Trustee              Since January 1994            Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                                      products and service
                                                                                     provider), Vice Chairman/
                                                                                     Director (since April 2001);
                                                                                     Encinitos Ventures (private
                                                                                     investment company), Principal
                                                                                     (1997 to April 2001); Lincoln
                                                                                     Electric Holdings, Inc.
                                                                                     (welding equipment
                                                                                     manufacturer), Director
--------------------------------------------------------------------------------------------------------------------------

William R. Gutow                  Trustee              Since December 1993           Private investor and real
(born 09/27/41)                                                                      estate consultant; Capitol
                                                                                     Entertainment Management
                                                                                     Company (video franchise),
                                                                                     Vice Chairman


Michael Hegarty                   Trustee              Since December 2004           Retired; AXA Financial (financial
(born 12/21/44)                                                                      services and insurance), Vice
                                                                                     Chairman and Chief Operating
                                                                                     Officer (until May 2001);
                                                                                     The Equitable Life Assurance
                                                                                     Society (insurance),
                                                                                     President and Chief
                                                                                     Operating Officer (until May
                                                                                     2001)
--------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives                    Trustee and Chair    Since February 1992           Private investor; Eastern
(born 05/01/36)                   of the Trustees                                    Enterprises (diversified services
                                                                                     company), Chairman, Trustee
                                                                                     Chief Executive Officer
                                                                                     (until November 2000)
--------------------------------------------------------------------------------------------------------------------------

Amy B. Lane                       Trustee              Since January 2004            Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                                      Inc., Managing Director,
                                                                                     Investment Banking Group
                                                                                     (1997 to February 2001); Borders
                                                                                     Group, Inc. (book and music
                                                                                     retailer), Director; Federal
                                                                                     Realty Investment Trust (real
                                                                                      estate investment trust),
                                                                                     Trustee


Lawrence T. Perera                Trustee              Since July 1981               Hemenway & Barnes(attorneys),
(born 06/23/35)                                                                      Partner
--------------------------------------------------------------------------------------------------------------------------

J. Dale Sherratt                  Trustee              Since August 1993             Insight Resources, Inc.
(born 09/23/38)                                                                      (acquisition planning
                                                                                     specialists), President;
                                                                                     Wellfleet Investments
                                                                                     (investor in health care
                                                                                     companies), Managing General
                                                                                     Partner; Cambridge
                                                                                     Nutraceuticals (professional
                                                                                     nutritional products), Chief
                                                                                     Executive Officer (until May
                                                                                     2001)

--------------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen                 Advisory Trustee     Since December 2004           Private investor; Prism Venture
(born 08/05/57)                                                                      Partners (venture capital), Co-
                                                                                     founder and General Partner
                                                                                     (until June 2004); St. Paul
                                                                                     Travelers Companies
                                                                                     (commercial property
                                                                                     liability insurance),
                                                                                     Director
--------------------------------------------------------------------------------------------------------------------------
(1) Each current Trustee has served continuously since appointment. Messrs. Manning and Pozen, who are not currently
    Trustees of any Trust, served as Trustees from February to December 2004 and voluntarily resigned effective December
    15, 2004 so that the composition of the Board would comply with the 1940 Act requirement that certain minimum percentages of Trustees be elected by Trust shareholders following the appointment by the Trustees of Mr. Hegarty as an
    Independent Trustee on December 16, 2004.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
*   "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each current Trustee listed above serves as a board member of 99 funds within the MFS Family of Funds. The address of each Trustee and of each Advisory Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about each Fund, including information about its investment adviser, principal underwriter and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons appears under "Fund Information" beginning on page 32.

REQUIRED VOTE
For each Trust, approval of this matter as to any nominee will require the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy. Shareholders of all Funds of each Trust will vote together as a single class on this Item 1.

THE TRUSTEES OF THE TRUSTS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF EACH TRUST.

COMMITTEES
Each Trust's Board meets regularly throughout the year to discuss matters and to take certain actions relating to the Trust. Each Trust's Board has several standing committees, which are described below.

                                 NUMBER OF
                                 MEETINGS
                                  IN LAST
NAME OF COMMITTEE               FISCAL YEAR            FUNCTIONS                                 CURRENT MEMBERS(1)
---------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                     7         Oversees the accounting and                        Ives*, Lane* and Sherratt*
                                              auditing procedures of the Trust
                                              and, among other things, considers
                                              the selection of the Independent
                                              Registered Public Accounting Firm
                                              for the Trust and the scope of the
                                              audit, and considers the effect on
                                              the independence of those
                                              accountants of any non-audit
                                              services such accountants provide
                                              to the Trust and any audit or non-
                                              audit services such accountants
                                              provide to other MFS Funds, MFS
                                              and/or certain affiliates. The
                                              Committee is also responsible for
                                              the periodic review and approval
                                              of the Trust's custodial, transfer
                                              agency and administrative service
                                              fee arrangements, as well as for
                                              establishing procedures for the
                                              receipt, retention and treatment
                                              of complaints received by the
                                              Trust regarding accounting,
                                              internal accounting controls, or
                                              auditing matters and the
                                              confidential, anonymous submission
                                              of concerns regarding questionable
                                              Trust accounting matters by
                                              officers of the Trust and
                                              employees of the Trust's
                                              investment adviser, administrator,
                                              principal underwriter or any other
                                              provider of accounting-related
                                              services to the Trust.

COMPLIANCE AN                      12         Oversees the development and                       Cohn*, Gunning*, Gutow*,
GOVERNANCE                                    implementation of the Trust's                      Hegarty*, Ives* (ex-officio
COMMITTEE                                     regulatory and fiduciary compliance                member) and Sherratt*
                                              policies, procedures and practices
                                              under the 1940 Act and other
                                              applicable laws as well as
                                              oversight of compliance policies
                                              of the Trust's investment adviser
                                              and certain other service
                                              providers as they relate to Trust
                                              activities. The Trust's
                                              Independent Chief Compliance
                                              Officer reports directly to the
                                              Committee and assists the
                                              Committee in carrying out its
                                              responsibilities. In addition, the
                                              Committee advises and makes
                                              recommendations to the Board on
                                              matters concerning Trustee
                                              practices and recommendations
                                              concerning the functions and
                                              duties of the committees of the
                                              Board.

CONTRACTS                           2         Requests, reviews and considers the                All Independent
REVIEW                                        information deemed reasonably                      Trustees of the Board
COMMITTEE                                     necessary to evaluate the terms of                 (Cohn, Gunning, Gutow,
                                              the investment advisory and                        Hegarty, Ives, Lane, Pereea
                                              principal underwriting agreements                  Sherrat and Smith)
                                              and the Plan of Distribution under
                                              Rule 12b-1 that the Trust proposes
                                              to renew or continue, and to make
                                              its recommendations to the full
                                              Board of Trustees on these
                                              matters.

NOMINATION AND                      1         Recommends qualified candidates to                 All Independent
COMPENSATION                                  the Board in the event that a                      Trustees of the Board
COMMITTEE                                     position is vacated or created. The                (Cohn, Gunning, Gutow, Hegarty,
                                              Committee will consider                            Ives, Lane, Perera, Sherratt and
                                              recommendations by shareholders when               Smith)
                                              a vacancy exists. Shareholders wishing to
                                              recommend candidates for Trustee for
                                              consideration by the Committee may do
                                              so in writing to the Trust's Secretary at
                                              the principal executive office of the Trust.
                                              Such recommendations must be
                                              accompanied by biographical and
                                              occupational data on the candidate
                                              (including whether the candidate would
                                              be an "interested person" of the Trust), a
                                              written consent of the candidate to be
                                              named as a nominee and to serve as Trustee
                                              if elected, record and ownership
                                              information for the recommending
                                              shareholder with respect to the Trust, and
                                              a description of any arrangements or
                                              understandings regarding recommendation
                                              of the candidate for consideration. The
                                              Committee is also responsible for
                                              making recommendations to the Board
                                              regarding any necessary standards
                                              or qualifications for service on
                                              the Board. The Committee also
                                              reviews and makes recommendations
                                              to the Board regarding compensation
                                              for the Independent Trustees.

PORTFOLIO                           6         Oversees the policies, procedures,                 Cohn*, Gunning*, Gutow*,
TRADING AND                                   and practices of the Trust with                    Hegarty*, Ives* (ex-officio
MARKETING                                     respect to brokerage transactions                  member), Perera* and Smith*
REVIEW                                        involving portfolio securities as
COMMITTEE                                     those policies, procedures and
                                              practices are carried out by MFS
                                              and its affiliates. The Committee
                                              also oversees the administration
                                              of the Trust's proxy voting
                                              policies and procedures by MFS. In
                                              addition, the Committee receives
                                              reports from MFS regarding the
                                              policies, procedures and practices
                                              of MFS and its affiliates in
                                              connection with their marketing
                                              and distribution of shares of the
                                              Trust.

PRICING                             6         Oversees the determination of the                  Ives* (ex-officio
COMMITTEE                                     value of the portfolio securities                  member), Lane*, Perera* and
                                              and other assets held by the Trust                 Smith*
                                              and determines or causes to be
                                              determined the fair value of
                                              securities and assets for which
                                              market quotations are not "readily
                                              available" in accordance with the
                                              1940 Act. The Committee delegates
                                              primary responsibility for carrying
                                              out these functions to MFS and MFS'
                                              internal valuation committee
                                              pursuant to pricing policies and
                                              procedures approved by the
                                              Committee and adopted by the full
                                              Board, which include methodologies
                                              to be followed by MFS to determine
                                              the fair values of portfolio
                                              securities and other assets held by
                                              the Trust for which market
                                              quotations are not readily
                                              available. The Committee meets
                                              periodically with the members of
                                              MFS' internal valuation committee
                                              to review and assess the quality of
                                              fair valuation and other pricing
                                              determinations made pursuant to the
                                              Trust's pricing policies and
                                              procedures, and to review and
                                              assess the policies and procedures
                                              themselves. The Committee also
                                              exercises the responsibilities of
                                              the Board under the Amortized Cost
                                              Valuation Procedures approved by
                                              the Board on behalf of each Fund
                                              which holds itself out as a "money
                                              market fund" in accordance with
                                              Rule 2a-7 under the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------

(1) The Funds have different fiscal year ends. As a result, information about the number of meetings of each committee is provided for the calendar year ended December 31, 2004.

(2) Information about each committee member (other than Ms. Smith, who is not standing for reelection) is set forth above on pages 5 and 6.

*   Independent Trustees.

The Board of Trustees of the Trusts held nine meetings during the calendar year ended December 31, 2004.

NOMINATION AND COMPENSATION COMMITTEE
The Trustees have adopted a written charter for the Nomination and Compensation Committee, a copy of which is included as Exhibit 1 to this Proxy Statement. The Trusts currently do not maintain a website on which the charter is available.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience;
(iii) educational background; (iv) financial expertise; (v) an assessment of the candidate's ability, judgment and expertise; (vi) overall diversity of the composition of the Board and (vii) such other factors as the Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for trustee recommended by each Trust's current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust's expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts' Nomination and Compensation Committee Charter, attached to this Proxy Statement as Exhibit 1. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary. Please refer to Exhibit 1 for details.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

SHARE OWNERSHIP
As of January 18, 2005, the Trustees and officers of each Trust as a whole owned less than 1% of the outstanding shares of any class of any Fund.

The following table shows (i) the dollar range of equity securities beneficially owned by each nominee and current Trustee (a) in each Trust and (b) on an aggregate basis, in all MFS funds overseen, or to be overseen, by the Trustee and (ii) the number of shares of each Trust owned by each nominee and current Trustee and by the nominees, current Trustees and executive officers as a group, as of January 18, 2005.

The following dollar ranges apply:

        N. None
        A. $1 - $10,000
        B. $10,001 - $50,000
        C. $50,001 - $100,000
        D. Over $100,000

                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                               Massachusetts Investors                 Massachusetts Investors Trust
                                  Growth Stock Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                         N                                         N
Robert C. Pozen                           N                                         N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                    D                                         D
David H. Gunning                          N                                         N
William R. Gutow                          C                                         N
Michael Hegarty                           N                                         N
J. Atwood Ives                            D                                         D
Amy B. Lane                               N                                         N
Lawrence T. Perera                        B                                         C
J. Dale Sherratt                          N                                         N
Elaine R. Smith                           C                                         C
Laurie J. Thomsen                         N                                         N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                               MFS Aggressive Growth                  MFS Alabama Municipal Bond Fund
                                 Allocation Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                         N                                         N
Robert C. Pozen                           N                                         N
Independent Trustes/ Nominees
-----------------------------
Lawrence H. Cohn, M.D.                    N                                         N
David H. Gunning                          N                                         N
William R. Gutow                          N                                         N
Michael Hegarty                           N                                         N
J. Atwood Ives                            N                                         N
Amy B. Lane                               N                                         N
Lawrence T. Perera                        N                                         N
J. Dale Sherratt                          N                                         N
Elaine R. Smith                           N                                         N
Laurie J. Thomsen                         N                                         N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                            MFS Arkansas Municipal Bond Fund                   MFS Bond Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                         N                                         N
Robert C. Pozen                           N                                         N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                    N                                         N
David H. Gunning                          N                                         N
William R. Gutow                          N                                         N
Michael Hegarty                           N                                         N
J. Atwood Ives                            N                                         D
Amy B. Lane                               N                                         N
Lawrence T. Perera                        N                                         B
J. Dale Sherratt                          N                                         N
Elaine R. Smith                           N                                         C
Laurie J. Thomsen                         N                                         N


                                AGGREGATE DOLLAR RANGE                   AGGREGATE DOLLAR RANGE
                                 OF EQUITY SECURITIES                     OF EQUITY SECURITIES
      NAME OF TRUSTEES                IN THE FUND                                IN THE FUND
                                MFS California Municipal             MFS Capital Opportunities Fund
                                        Bond Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                         N                                         N
Robert C. Pozen                           N                                         N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                    N                                         N
David H. Gunning                          N                                         N
William R. Gutow                          N                                         N
Michael Hegarty                           N                                         N
J. Atwood Ives                            N                                         D
Amy B. Lane                               N                                         N
Lawrence T. Perera                        N                                         C
J. Dale Sherratt                          N                                         N
Elaine R. Smith                           N                                         C
Laurie J. Thomsen                         N                                         N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                                 MFS Cash Reserve Fund                 MFS Conservative Allocation Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                         N                                         N
Robert C. Pozen                           N                                         N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                    A                                         N
David H. Gunning                          N                                         N
William R. Gutow                          N                                         N
Michael Hegarty                           N                                         N
J. Atwood Ives                            N                                         N
Amy B. Lane                               N                                         N
Lawrence T. Perera                        N                                         N
J. Dale Sherratt                          N                                         N
Elaine R. Smith                           N                                         N
Laurie J. Thomsen                         N                                         N


                               AGGREGATE DOLLAR RANGE                    AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                      OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                               IN THE FUND
                                 MFS Core Equity Fund                       MFS Core Growth Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   B                                          N
David H. Gunning                         C                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         B                                          N
Elaine R. Smith                          B                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                              MFS Emerging Growth Fund                MFS Emerging Markets Debt Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   B                                          N
David H. Gunning                         N                                          N
William R. Gutow                         C                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           D                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       B                                          N
J. Dale Sherratt                         B                                          N
Elaine R. Smith                          B                                          A
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                         MFS Emerging Markets Equity Fund           [MFS Emerging Opportunities Fund]
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       A                                          N
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          A                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                    AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                      OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                               IN THE FUND
                          MFS Floating Rate High Income Fund          MFS Florida Municipal Bond Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          N                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                               [MFS Gemini U.K Fund]                 MFS Georgia Municipal Bond Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          N                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                    AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                      OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                               IN THE FUND
                               MFS Global Equity Fund                     MFS Global Growth Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   D                                          B
David H. Gunning                         C                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         B                                          B
Elaine R. Smith                          N                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                            MFS Global Total Return Fund                  [MFS Global Value Fund]
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   B                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           D                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         B                                          N
Elaine R. Smith                          B                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                         MFS Government Limited Maturity Fund         MFS Government Money Market Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   A                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          B
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         B                                          N
Elaine R. Smith                          N                                          A
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                           MFS Government Securities Fund               MFS Growth Allocation Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           C                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       B                                          N
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          B                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                           MFS Growth Opportunities Fund                  MFS High Income Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           B                                          B
Amy B. Lane                              N                                          N
Lawrence T. Perera                       B                                          B
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          B                                          C
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                        MFS High Yield Opportunities Fund          MFS Inflation-Adjusted Bond Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           A                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       A                                          N
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          A                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                    AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                      OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                               IN THE FUND
                             MFS Intermediate Investment                    MFS International
                                  Grade Bond Fund                         Diversification Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          N                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                            MFS International Growth Fund          MFS International New Discovery Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          C
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          A
Amy B. Lane                              N                                          N
Lawrence T. Perera                       A                                          A
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          B                                          A
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                            MFS International Value Fund                 MFS Large Cap Growth Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          B
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          B
Elaine R. Smith                          A                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                    AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                      OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                               IN THE FUND
                              MFS Limited Maturity Fund                  MFS Managed Sectors Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          A
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           D                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         B                                          B
Elaine R. Smith                          B                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                          MFS Maryland Municipal Bond Fund         MFS Massachusetts Municipal Bond Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          D
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          B
Elaine R. Smith                          N                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                    AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                      OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                               IN THE FUND
                               MFS Mid Cap Growth Fund                    MFS Mid Cap Value Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           C                                          A
Amy B. Lane                              N                                          N
Lawrence T. Perera                       B                                          N
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          A                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                    AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                      OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                               IN THE FUND
                              MFS Mississippi Municipal                  MFS Moderate Allocation
                                     Bond Fund                                     Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          C
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          N                                          B
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                    AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                      OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                               IN THE FUND
                               MFS Money Market Fund                     MFS Municipal Bond Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           B                                          B
Amy B. Lane                              N                                          N
Lawrence T. Perera                       A                                          A
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          A                                          B
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                    AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                      OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                               IN THE FUND
                           MFS Municipal High Income Fund                MFS Municipal Income Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           B                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       A                                          N
J. Dale Sherratt                         D                                          N
Elaine R. Smith                          A                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                          MFS Municipal Limited Maturity Fund             MFS New Discovery Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                          N                                           N
Robert C. Pozen                            N                                           N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                     N                                           N
David H. Gunning                           N                                           N
William R. Gutow                           N                                           N
Michael Hegarty                            N                                           N
J. Atwood Ives                             B                                           N
Amy B. Lane                                N                                           N
Lawrence T. Perera                         A                                           N
J. Dale Sherratt                           N                                           N
Elaine R. Smith                            B                                           N
Laurie J. Thomsen                          N                                           N


                               AGGREGATE DOLLAR RANGE                    AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                      OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                               IN THE FUND
                                MFS New Endeavor Fund                MFS New York Municipal Bond Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          N                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                    AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                      OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                               IN THE FUND
                       MFS North Carolina Municipal Bond Fund      MFS Pennsylvania Municipal Bond Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          N                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                                MFS Research Bond Fund                    MFS Research Bond Fund J
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          B                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                                  MFS Research Fund                   MFS Research International Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          B
David H. Gunning                         C                                          N
William R. Gutow                         C                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           D                                          A
Amy B. Lane                              N                                          N
Lawrence T. Perera                       C                                          N
J. Dale Sherratt                         N                                          B
Elaine R. Smith                          D                                          A
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                       MFS South Carolina Municipal Bond Fund            MFS Strategic Growth Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          B
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          B
Elaine R. Smith                          N                                          B
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                              MFS Strategic Income Fund                  MFS Strategic Value Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   A                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           B                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       A                                          N
J. Dale Sherratt                         B                                          N
Elaine R. Smith                          C                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                            [MFS Tax Managed Equity Fund]                   MFS Technology Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          B
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          B
Elaine R. Smith                          N                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                           MFS Tennessee Municipal Bond Fund             MFS Total Return Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          D
David H. Gunning                         N                                          D
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          D
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          C
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          N                                          D
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                            MFS Union Standard Equity Fund                   MFS Utilities Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N                                          D
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          B
Elaine R. Smith                          N                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE                     AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES                       OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND                                IN THE FUND
                                   MFS Value Fund                    MFS Virginia Municipal Bond Fund
Interested Trustee Nominees
-----------------------------
Robert J. Manning                        N                                          N
Robert C. Pozen                          N                                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   D                                          N
David H. Gunning                         N                                          N
William R. Gutow                         N                                          N
Michael Hegarty                          N                                          N
J. Atwood Ives                           N                                          N
Amy B. Lane                              N                                          N
Lawrence T. Perera                       N                                          N
J. Dale Sherratt                         N                                          N
Elaine R. Smith                          N                                          N
Laurie J. Thomsen                        N                                          N


                               AGGREGATE DOLLAR RANGE
                                OF EQUITY SECURITIES
      NAME OF TRUSTEES               IN THE FUND
                                 MFS West Virginia
                                Municipal Bond Fund
Interested Trustee Nominees
---------------------------
Robert J. Manning                        N
Robert C. Pozen                          N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                   N
David H. Gunning                         N
William R. Gutow                         N
Michael Hegarty                          N
J. Atwood Ives                           N
Amy B. Lane                              N
Lawrence T. Perera                       N
J. Dale Sherratt                         N
Elaine R. Smith                          N
Laurie J. Thomsen                        N

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                               SECURITIES IN ALL MFS FUNDS
                                                                                OVERSEEN OR TO BE OVERSEEN
      NAME OF TRUSTEES                                                            BY THE TRUSTEE/NOMINEE
Interested Trustee Nominees
Robert J. Manning                                                                            N
Robert C. Pozen                                                                              N
Independent Trustees/Nominees
-----------------------------
Lawrence H. Cohn, M.D.                                                                       D
David H. Gunning                                                                             D
William R. Gutow                                                                             D
Michael Hegarty                                                                              N
J. Atwood Ives                                                                               D
Amy B. Lane                                                                                  A
Lawrence T. Perera                                                                           D
J. Dale Sherratt                                                                             D
Elaine R. Smith                                                                              D
Laurie J. Thomsen                                                                            N

SHAREHOLDER COMMUNICATIONS WITH THE BOARD
The Board of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, [Name of Fund], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention:
Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Fund to which they relate and (iii) identify the class and number of shares held by the shareholder. The Funds' Independent Chief Compliance Officer ("ICCO") is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Fund literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of a Trust or Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee's or agent's capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any communication made in connection with such a proposal. Each Trust's Trustees are not required to attend the Trust's shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures.

Each Trust's Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

TRUSTEE COMPENSATION TABLE
The tables below show (i) the cash compensation paid to the Trustees by each Fund for its most recently completed fiscal year and (ii) the total cash compensation received by each Trustee from the MFS fund complex for calendar year 2004. Interested Trustees receive no compensation from the Funds for their services as Trustees. The table includes information for Mr. Ward Smith, who passed away on August 15, 2004, Mr. Poorvu, who retired as a Trustee of each Trust at the end of calendar year 2004, and Ms. Elaine Smith, who is not standing for reelection.

    NAME OF TRUSTEE(1)             MASSACHUSETTS         MASSACHUSETTS         MFS AGGRESSIVE          MFS ALABAMA
                                 INVESTORS GROWTH       INVESTORS TRUST       GROWTH ALLOCATION    MUNICIPAL BOND FUND
                                    STOCK FUND                                      FUND
Lawrence H. Cohn, M.D.               $11,760.62              $9,548.36                $442.65               $332.06
David H. Gunning(2)                   $9,519.75              $9,548.36                $342.63                $65.98
William R. Gutow                     $11,760.62              $9,548.36                $442.65               $332.06
Michael Hegarty(3)                           $0              $1,018.55                     $0                    $0
J. Atwood Ives                       $19,680.84             $14,893.50                $452.01               $345.00
Amy B. Lane(2)                        $9,645.91              $9,624.64                $342.63                $65.98
Lawrence T. Perera                   $12,532.91              $9,929.84                $450.29               $344.38
William J. Poorvu                    $13,289.88             $10,387.59                $450.29               $344.38
J. Dale Sherratt                     $13,652.56             $10,692.48                $468.45               $335.74
Elaine R. Smith                      $12,391.21              $9,929.74                $448.83               $330.96
Ward Smith                           $11,828.88              $7,610.71                $445.49               $337.11

   NAME OF TRUSTEE(1)              MFS ARKANSAS         MFS BOND FUND         MFS CALIFORNIA           MFS CAPITAL
                               MUNICIPAL BOND FUND                          MUNICIPAL BOND FUND    OPPORTUNITIES FUND
Lawrence H. Cohn, M.D.                  $568.31             $3,442.37              $1,138.29              $5,062.30
David H. Gunning(2)                     $112.80               $776.06                $227.20              $4,003.17
William R. Gutow                        $568.31             $3,442.37              $1,138.29              $5,062.30
Michael Hegarty(3)                           $0                    $0                     $0                     $0
J. Atwood Ives                          $586.99             $3,614.75              $1,199.47              $6,971.92
Amy B. Lane(2)                          $112.80               $776.06                $227.20              $4,033.48
Lawrence T. Perera                      $586.04             $3,604.92              $1,196.70              $5,254.18
William J. Poorvu                       $586.04             $3,604.92              $1,196.70              $5,436.10
J. Dale Sherratt                        $573.99             $3,530.84              $1,154.89              $5,516.98
Elaine R. Smith                         $566.61             $3,406.97              $1,133.31              $5,213.87
Ward Smith                              $572.12             $3,541.10              $1,179.81              $4,573.50

    NAME OF TRUSTEE(1)           MFS CASH RESERVE       MFS CONSERVATIVE     MFS CORE EQUITY FUND  MFS CORE GROWTH FUND
                                       FUND             ALLOCATION FUND
Lawrence H. Cohn, M.D.                $2,300.70                 $577.74               $572.22             $1,915.74
David H. Gunning(2)                   $1,134.03                 $344.10               $338.91             $1,137.75
William R. Gutow                      $2,300.70                 $577.74               $572.22             $1,915.74
Michael Hegarty(3)                           $0                      $0                    $0                    $0
J. Atwood Ives                        $2,703.34                 $590.61               $666.05             $2,358.17
Amy B. Lane(2)                        $1,141.60                 $344.10               $340.78             $1,146.56
Lawrence T. Perera                    $2,370.94                 $588.62               $583.84             $1,971.34
William J. Poorvu                     $2,384.83                 $588.62               $587.27             $1,987.50
J. Dale Sherratt                      $2,414.29                 $607.64               $600.30             $2,047.96
Elaine R. Smith                       $2,341.09                 $584.91               $582.21             $1,962.76
Ward Smith                            $2,463.24                 $577.50               $599.92             $2,077.80

   NAME OF TRUSTEE(1)          MFS EMERGING GROWTH   MFS EMERGING MARKETS   MFS EMERGING MARKETS      [MFS EMERGING
                                       FUND                DEBT FUND             EQUITY FUND       OPPORTUNITIES FUND]
Lawrence H. Cohn, M.D.                $9,494.67                $142.83                $334.29                    $0
David H. Gunning(2)                   $8,435.54                 $84.48                $100.65                    $0
William R. Gutow                      $9,494.67                $142.83                $334.29                    $0
Michael Hegarty(3)                           $0                     $0                     $0                    $0
J. Atwood Ives                       $13,112.32                $160.91                $341.85                    $0
Amy B. Lane(2)                        $8,492.96                 $84.86                $100.65                    $0
Lawrence T. Perera                    $9,853.55                $144.21                $341.23                    $0
William J. Poorvu                    $10,198.17                $144.91                $341.23                    $0
J. Dale Sherratt                     $10,355.99                $148.51                $343.54                    $0
Elaine R. Smith                       $9,781.79                $144.84                $336.51                    $0
Ward Smith                            $8,306.08                $145.97                $330.63                    $0

   NAME OF TRUSTEE(1)           MFS FLOATING RATE   MFS FLORIDA MUNICIPAL   [MFS GEMINI U.K FUND]      MFS GEORGIA
                               HIGH INCOME FUND(4)        BOND FUND                                MUNICIPAL BOND FUND
Lawrence H. Cohn, M.D.                      $0                 $567.80                     $0                $33.76
David H. Gunning(2)                         $0                 $112.29                     $0                $65.68
William R. Gutow                            $0                 $568.80                     $0               $331.76
Michael Hegarty(3)                          $0                      $0                     $0                    $0
J. Atwood Ives                              $0                 $582.19                     $0               $341.46
Amy B. Lane(2)                              $0                 $112.29                     $0                $65.68
Lawrence T. Perera                          $0                 $581.53                     $0               $341.02
William J. Poorvu                           $0                 $581.53                     $0               $341.02
J. Dale Sherratt                            $0                 $571.76                     $0               $334.42
Elaine R. Smith                             $0                 $566.61                     $0               $330.96
Ward Smith                                  $0                 $565.85                     $0               $332.38

    NAME OF TRUSTEE(1)           MFS GLOBAL EQUITY     MFS GLOBAL GROWTH      MFS GLOBAL TOTAL      [MFS GLOBAL VALUE
                                       FUND                  FUND                RETURN FUND              FUND]
Lawrence H. Cohn, M.D.                $1,740.59              $1,049.57              $1,570.87                    $0
David H. Gunning(2)                   $1,333.04                $805.14              $1,326.44                    $0
William R. Gutow                      $1,740.59              $1,049.57              $1,570.87                    $0
Michael Hegarty(3)                           $0                     $0                     $0                    $0
J. Atwood Ives                        $2,137.79              $1,347.81              $1,895.03                    $0
Amy B. Lane(2)                        $1,340.44                $810.61              $1,332.42                    $0
Lawrence T. Perera                    $1,768.95              $1,071.07              $1,592.62                    $0
William J. Poorvu                     $1,788.42              $1,085.67              $1,608.58                    $0
J. Dale Sherratt                      $1,850.03              $1,131.66              $1,660.60                    $0
Elaine R. Smith                       $1,777.05              $1,076.93              $1,600.79                    $0
Ward Smith                            $1,639.32              $1,012.94              $1,438.87                    $0

   NAME OF TRUSTEE(1)             MFS GOVERNMENT     MFS GOVERNMENT MONEY      MFS GOVERNMENT           MFS GROWTH
                                 LIMITED MATURITY         MARKET FUND          SECURITIES FUND       ALLOCATION FUND
                                       FUND
Lawrence H. Cohn, M.D.                $1,700.48                $570.45              $2,833.35               $810.36
David H. Gunning(2)                   $1,700.48                $337.14                     $0               $576.72
William R. Gutow                      $1,700.48                $570.45              $2,833.35               $810.36
Michael Hegarty(3)                      $185.22                     $0                     $0                    $0
J. Atwood Ives                        $2,169.73                $639.26              $3,028.79               $831.09
Amy B. Lane(2)                        $1,707.18                $338.43                     $0               $576.72
Lawrence T. Perera                    $1,733.95                $582.84              $3,020.63               $827.18
William J. Poorvu                     $1,774.15                $585.20              $3,020.63               $827.18
J. Dale Sherratt                      $1,800.92                $589.71              $2,833.35               $868.91
Elaine R. Smith                       $1,733.94                $577.31              $2,833.35               $824.43
Ward Smith                            $1,204.62                $589.11              $3,003.20               $815.60


   NAME OF TRUSTEE(1)               MFS GROWTH
                                OPPORTUNITIES FUND
Lawrence H. Cohn, M.D.                $1,698.28
David H. Gunning(2)                   $1,698.28
William R. Gutow                      $1,698.28
Michael Hegarty(3)                       $85.22
J. Atwood Ives                        $2,137.01
Amy B. Lane(2)                        $1,704.54
Lawrence T. Perera                    $1,729.60
William J. Poorvu                     $1,729.60
J. Dale Sherratt                      $1,792.17
Elaine R. Smith                       $1,729.59
Ward Smith                            $1,193.73

   NAME OF TRUSTEE(1)            MFS HIGH INCOME        MFS HIGH YIELD               MFS             MFS INTERMEDIATE
                                      FUND            OPPORTUNITIES FUND     INFLATION-ADJUSTED      INVESTMENT GRADE
                                                                              Bond Fund             Bond Fund
Lawrence H. Cohn, M.D.               $2,555.57                 $511.06                     $0               $349.00
David H. Gunning(2)                         $0                      $0                     $0               $115.36
William R. Gutow                     $2,555.57                 $511.06                     $0               $349.00
Michael Hegarty(3)                          $0                      $0                     $0                    $0
J. Atwood Ives                       $2,723.01                 $531.46                     $0               $357.36
Amy B. Lane(2)                              $0                      $0                     $0               $115.36
Lawrence T. Perera                   $2,723.01                 $531.46                     $0               $356.18
William J. Poorvu                    $2,723.01                 $531.46                     $0               $356.18
J. Dale Sherratt                     $2,555.57                 $511.06                     $0               $359.65
Elaine R. Smith                      $2,555.57                 $511.06                     $0               $344.74
Ward Smith                           $2,695.58                 $519.48                     $0               $347.18

   NAME OF TRUSTEE(1)           MFS INTERNATIONAL      MFS INTERNATIONAL      MFS INTERNATIONAL     MFS INTERNATIONAL
                                 DIVERSIFICATION          GROWTH FUND        NEW DISCOVERY FUND         VALUE FUND
                                     FUND(5)
Lawrence H. Cohn, M.D.                       $0                $334.11              $1,609.92               $403.83
David H. Gunning(2)                          $0                $100.47              $1,143.27               $170.19
William R. Gutow                             $0                $334.11              $1,609.92               $403.83
Michael Hegarty(3)                           $0                     $0                     $0                    $0
J. Atwood Ives                               $0                $342.42              $2,121.96               $412.62
Amy B. Lane(2)                               $0                $100.47              $1,153.92               $170.19
Lawrence T. Perera                           $0                $341.84              $1,654.75               $411.97
William J. Poorvu                            $0                $341.84              $1,674.28               $411.97
J. Dale Sherratt                             $0                $342.81              $1,769.60               $413.68
Elaine R. Smith                              $0                $336.18              $1,666.67               $406.20
Ward Smith                                   $0                $331.73              $1,787.59               $401.82

    NAME OF TRUSTEE(1)             MFS LARGE CAP     MFS LIMITED MATURITY    MFS MANAGED SECTORS       MFS MARYLAND
                                    GROWTH FUND              FUND                   FUND           MUNICIPAL BOND FUND
Lawrence H. Cohn, M.D.                $1,159.21              $1,912.23              $1,141.08               $568.53
David H. Gunning(2)                     $914.78                $578.58                $674.43               $113.02
William R. Gutow                      $1,159.21              $1,912.23              $1,141.08               $568.53
Michael Hegarty(3)                           $0                     $0                     $0                    $0
J. Atwood Ives                        $1,484.55              $1,999.17              $1,272.22               $591.00
Amy B. Lane(2)                          $919.96                $578.58                $677.02               $113.02
Lawrence T. Perera                    $1,191.05              $1,992.77              $1,158.68               $589.93
William J. Poorvu                     $1,222.13              $1,992.77              $1,163.43               $589.93
J. Dale Sherratt                      $1,236.89              $1,969.80              $1,179.88               $574.93
Elaine R. Smith                       $1,185.10              $1,889.21              $1,154.86               $566.61
Ward Smith                            $1,005.05              $1,960.88              $1,167.91               $577.74

   NAME OF TRUSTEE(1)            MFS MASSACHUSETTS     MFS MID CAP GROWTH     MFS MID CAP VALUE      MFS MISSISSIPPI
                                MUNICIPAL BOND FUND           FUND                  FUND           MUNICIPAL BOND FUND
Lawrence H. Cohn, M.D.                 $1,136.39             $4,126.77                $910.23               $332.04
David H. Gunning(2)                      $225.30             $2,960.10                $676.92                $65.96
William R. Gutow                       $1,136.39              $4126.77                $910.23               $332.04
Michael Hegarty(3)                            $0                    $0                     $0                    $0
J. Atwood Ives                         $1,172.34             $5,311.66              $1,076.20               $344.71
Amy B. Lane(2)                           $225.30             $2,983.90                $680.34                $65.96
Lawrence T. Perera                     $1,170.63             $4,267.19                $925.98               $344.11
William J. Poorvu                      $1,170.63             $4,310.82                $932.25               $344.11
J. Dale Sherratt                       $1,146.65             $4,483.74                $961.56               $335.64
Elaine R. Smith                        $1,133.31             $4,253.69                $928.49               $330.96
Ward Smith                             $1,142.25             $4,557.40                $948.74               $336.75

   NAME OF TRUSTEE(1)              MFS MODERATE      MFS MONEY MARKET FUND   MFS MUNICIPAL BOND     MFS MUNICIPAL HIGH
                                 ALLOCATION FUND                                    FUND               INCOME FUND
Lawrence H. Cohn, M.D.                  $981.42              $3,163.26              $2,877.48             $2,555.57
David H. Gunning(2)                     $581.46              $1,141.23              $1,710.81                    $0
William R. Gutow                        $981.42              $3,163.26              $2,877.48             $2,555.57
Michael Hegarty(3)                           $0                     $0                     $0                    $0
J. Atwood Ives                        $1,008.69              $3,726.81              $3,631.10             $2,733.57
Amy B. Lane(2)                          $581.46              $1,151.20              $1,725.52                    $0
Lawrence T. Perera                    $1,003.91              $3,289.27              $2,985.68             $2,733.57
William J. Poorvu                     $1,003.91              $3,307.55              $3,012.65             $2,733.57
J. Dale Sherratt                      $1,053.07              $3,312.83              $3,098.08             $2,555.57
Elaine R. Smith                         $998.61              $3,216.45              $2,955.90             $2,555.57
Ward Smith                              $984.35              $3,450.93              $3,183.60             $2,711.50

   NAME OF TRUSTEE(1)             MFS MUNICIPAL          MFS MUNICIPAL        MFS NEW DISCOVERY      MFS NEW ENDEAVOR
                                   INCOME FUND       LIMITED MATURITY FUND          FUND                   FUND
Lawrence H. Cohn, M.D.                $1,137.35              $1,028.42              $3,441.87               $395.61
David H. Gunning(2)                     $226.26                $228.44              $2,275.20               $337.26
William R. Gutow                      $1,137.35              $1,028.42              $3,441.87               $395.61
Michael Hegarty(3)                           $0                     $0                     $0                    $0
J. Atwood Ives                        $1,186.34              $1,051.30              $4,324.05               $458.70
Amy B. Lane(2)                          $226.26                $228.44              $2,292.94               $338.58
Lawrence T. Perera                    $1,184.09              $1,049.57              $3,545.61               $400.82
William J. Poorvu                     $1,184.09              $1,049.57              $3,578.14               $403.24
J. Dale Sherratt                      $1,150.83              $1,043.99              $3,707.92               $415.41
Elaine R. Smith                       $1,133.31              $1,022.20              $3,536.45               $402.65
Ward Smith                            $1,161.71              $1,016.28              $3,756.82               $404.08

   NAME OF TRUSTEE(1)              MFS NEW YORK       MFS NORTH CAROLINA      MFS PENNSYLVANIA      MFS RESEARCH BOND
                               MUNICIPAL BOND FUND    MUNICIPAL BOND FUND    MUNICIPAL BOND FUND           FUND
Lawrence H. Cohn, M.D.                  $568.79              $1,137.73                $568.01             $1,187.60
David H. Gunning(2)                     $113.28                $226.64                $112.50               $387.62
William R. Gutow                        $568.79              $1,137.73                $568.01             $1,187.60
Michael Hegarty(3)                           $0                     $0                     $0                    $0
J. Atwood Ives                          $593.12              $1,190.75                $582.68             $1,233.56
Amy B. Lane(2)                          $113.28                $226.64                $112.50               $387.62
Lawrence T. Perera                      $591.91              $1,188.30                $581.90             $1,228.79
William J. Poorvu                       $591.91              $1,188.30                $581.90             $1,228.79
J. Dale Sherratt                        $576.05              $1,152.47                $572.67             $1,230.56
Elaine R. Smith                         $566.61              $1,133.31                $566.61             $1,170.42
Ward Smith                              $580.56              $1,167.66                $566.20             $1,206.34

   NAME OF TRUSTEE(1)           MFS RESEARCH BOND      MFS RESEARCH FUND        MFS RESEARCH        MFS SOUTH CAROLINA
                                      FUND J                                 INTERNATIONAL FUND    MUNICIPAL BOND FUND
Lawrence H. Cohn, M.D.                  $515.30              $5,017.47              $2,169.81               $568.55
David H. Gunning(2)                     $115.34              $2,995.44              $1,703.16               $113.04
William R. Gutow                        $515.30              $5,017.47              $2,169.81                568.55
Michael Hegarty(3)                           $0                     $0                     $0                    $0
J. Atwood Ives                          $527.20              $6,823.82              $2,762.61               $590.50
Amy B. Lane(2)                          $115.34              $3,031.02              $1,715.32               $113.04
Lawrence T. Perera                      $526.02              $5,262.38              $2,228.95               $589.42
William J. Poorvu                       $526.02              $5,327.61              $2,251.24               $589.42
J. Dale Sherratt                        $525.92              $5,551.17              $2,352.23               $575.01
Elaine R. Smith                         $511.06              $5,207.23              $2,234.68               $566.61
Ward Smith                              $509.48              $5,808.99              $2,358.19               $577.03

    NAME OF TRUSTEE(1)             MFS STRATEGIC     MFS STRATEGIC INCOME    MFS STRATEGIC VALUE     [MFS TAX MANAGED
                                    GROWTH FUND              FUND                   FUND               EQUITY FUND]
Lawrence H. Cohn, M.D.                $3,444.27              $1,044.10              $2,481.75                    $0
David H. Gunning(2)                   $2,277.60                $799.67              $1,703.76                    $0
William R. Gutow                      $3,444.27              $1,044.10              $2,481.75                    $0
Michael Hegarty(3)                           $0                     $0                     $0                    $0
J. Atwood Ives                        $4,373.56              $1,283.43              $3,090.21                    $0
Amy B. Lane(2)                        $2,296.14                $804.05              $1,716.12                    $0
Lawrence T. Perera                    $3,559.94              $1,061.90              $2,547.93                    $0
William J. Poorvu                     $3,593.93              $1,073.59              $2,570.58                    $0
J. Dale Sherratt                      $3,722.37              $1,109.81              $2,667.08                    $0
Elaine R. Smith                       $3,543.15              $1,066.01              $2,547.64                    $0
Ward Smith                            $3,791.00                $984.61              $2,684.08                    $0

   NAME OF TRUSTEE(1)          MFS TECHNOLOGY FUND       MFS TENNESSEE      MFS TOTAL RETURN FUND   MFS UNION STANDARD
                                                      MUNICIPAL BOND FUND                              EQUITY FUND
Lawrence H. Cohn, M.D.                  $810.06                $568.21             $11,304.87               $143.01
David H. Gunning(2)                     $673.74                $112.70              $7,026.90                $84.66
William R. Gutow                        $810.06                $568.21             $11,304.87               $143.01
Michael Hegarty(3)                           $0                     $0                     $0                    $0
J. Atwood Ives                          $925.22                $587.28             $17,323.55               $165.50
Amy B. Lane(2)                          $676.10                $112.70              $7,146.87                $85.10
Lawrence T. Perera                      $821.53                $586.39             $12,059.78               $146.15
William J. Poorvu                       $825.86                $586.39             $12,279.71               $146.95
J. Dale Sherratt                        $845.52                $573.55             $13,103.94               $149.60
Elaine R. Smith                         $822.68                $566.61             $11,944.54               $145.36
Ward Smith                              $823.79                $572.69             $14,071.85               $149.79

   NAME OF TRUSTEE(1)          MFS UTILITIES FUND]       MFS VALUE FUND          MFS VIRGINIA        MFS WEST VIRGINIA
                                                                              MUNICIPAL BOND FUND   MUNICIPAL BOND FUND
Lawrence H. Cohn, M.D.                $2,624.69               $8,333.88              $1,137.13              $568.35
David H. Gunning(2)                   $2,013.58               $6,311.85                $226.04              $112.84
William R. Gutow                      $2,624.69               $8,333.88              $1,137.13              $568.35
Michael Hegarty(3)                           $0                      $0                     $0                   $0
J. Atwood Ives                        $3,377.30              $11,636.71              $1,182.29              $588.86
Amy B. Lane(2)                        $2,027.41               $6,378.70                $226.04              $112.84
Lawrence T. Perera                    $2,678.39               $8,703.21              $1,180.17              $587.89
William J. Poorvu                     $2,715.27               $8,825.77              $1,180.17              $587.89
J. Dale Sherratt                      $2,832.05               $9,336.52              $1,149.85              $574.15
Elaine R. Smith                       $2,693.82               $8,690.38              $1,133.31              $566.61
Ward Smith                            $2,535.23               $9,639.07              $1,155.98              $574.83

                NAME OF TRUSTEE(1)                            TOTAL CASH COMPENSATION FROM FUND COMPLEX(6)
Lawrence H. Cohn, M.D.                                                        $196,098.20
David H. Gunning(2)                                                           $196,098.20
William R. Gutow                                                              $196,098.20
Michael Hegarty(3)                                                            $20,977.44
J. Atwood Ives                                                                $266,098.20
Amy B. Lane(2)                                                                $197,098.20
Lawrence T. Perera                                                            $201,098.20
William J. Poorvu                                                             $207,098.20
J. Dale Sherratt                                                              $211,098.20
Elaine R. Smith                                                               $201,098.20
Ward Smith                                                                    $144,152.43

--------------------------------------------------------------------------------------------------------------------------
(1) Each Trustee who is an "interested person" of MFS (within the meaning of the 1940 Act) serves without any compensation from the Trust.
(2) Mr. Gunning and Ms. Lane became Trustees on January 27, 2004.
(3) Mr. Hegarty became a Trustee on December 16, 2004.
(4) MFS Floating Rate High Income Fund has not yet completed a full year of operations; therefore, the compensation figures are estimated for the Fund's current fiscal year, which will end July 31, 2005.
(5) MFS International Diversification Fund has not yet completed a full year of operations; therefore, the compensation figures are estimated for the Fund's current fiscal year which will end May 31, 2005.
(6) For calendar year 2004. Trustees receiving compensation from each Trust served as Trustee of [109] funds within the MFS
    Fund complex (having aggregate net assets at December 31, 2004 of approximately $[__] billion). This column does not include fees in the amount of $[___] received by Ms. Thomsen from the Funds for her services as an Advisory Trustee.

Prior to December 31, 2001, each Trust had a retirement plan for Independent Trustees and Trustees who were not officers of the Trust. Effective December 31, 2001, each Trust's retirement plan terminated, except with respect to those Trustees who retired on or before that date. The remaining Trustees who were previously covered under the retirement plan had their accrued benefits under the plan "rolled-over" into a deferred compensation arrangement along with other compensation to account for future benefits they would have received under the retirement plan if it had continued for such Trustees.

ITEM 2 - PROPOSAL TO MAKE NON-FUNDAMENTAL AN INVESTMENT POLICY OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND

Massachusetts Investors Growth Stock Fund ("MIG") currently has a fundamental investment policy that requires MIG to invest, except for working cash balances, all of its assets in "common stocks and securities convertible into common stocks" that MFS believes offer better than average prospects for long-term growth. The Trustees have approved, and are recommending that shareholders approve, a proposal to make this a "non-fundamental" investment policy that could be revised in the future by the Trustees without the requirement of a shareholder vote. If the proposal is approved by shareholders, the Trustees intend to revise the policy at MFS' recommendation to permit MIG to invest in a broader array of equity securities, such as preferred stock, that MFS believes offer better than average prospects for growth. MIG's investment objective and other fundamental investment policies will not be affected by the proposed policy change.

The current investment policy is fundamental and is stated as follows:

         "The fund invests its assets, except for working cash balances, in the common stocks and securities convertible into common stocks of companies which its investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes offer better than average prospects for long-term growth."

If this proposal is approved by shareholders (thereby making the policy non-fundamental), the Trustees intend to revise the policy, at MFS' recommendation, to read as follows:

         "The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts, which its investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes offer better than average prospects for long-term growth."

MFS believes that the proposed revised investment policy would allow MIG's portfolio managers greater flexibility in pursuing MIG's investment objective by making available a broader array of equity securities. MFS believes that, over time, this flexibility has the potential to better serve shareholder interests. MFS does not anticipate that the proposed revised investment policy would materially change the level of investment risk associated with an investment in MIG. Making the policy non-fundamental would also give the Trustees the flexibility to further revise the policy in the future without the time and expense associated with additional proxy solicitations, although the Trustees have no current intention to do so.

REQUIRED VOTE
Approval of this matter will require the vote of (i) 67 per centum or more of the outstanding voting securities of MIG present at MIG's Meeting, if the holders of more than 50 per centum of the outstanding voting securities of MIG are present or represented by proxy or (ii) more than 50 per centum of the outstanding voting securities of MIG, whichever is less.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF MIG VOTE TO APPROVE THE PROPOSAL.

ITEM 3 - PROPOSAL TO REVISE A FUNDAMENTAL INVESTMENT POLICY OF MFS MUNICIPAL LIMITED MATURITY FUND

MFS Municipal Limited Maturity Fund ("MML") currently has a fundamental investment policy stating that MML invests, under normal market conditions, at least 80% of its net assets in "securities and other investments with `limited' maturities," the interest on which is exempt from federal income tax. MML has a related non-fundamental investment policy stating that fixed income securities with limited maturities include securities with remaining maturities of ten years or less, and that, under normal market conditions, MML's dollar-weighted average maturity will not exceed five years. Because MML seeks to provide shareholders with tax-exempt income, its policy of investing in tax-exempt securities must be fundamental, which means that it cannot be changed without shareholder approval. MML is not required, however, to have a fundamental policy with respect to the maturity of the bonds it holds. Therefore, the Trustees have approved, and are recommending that shareholders approve, the revision of MML's fundamental investment policy to remove the explicit reference to "`limited' maturities." If the proposed revised fundamental investment policy is approved by shareholders, the Trustees intend to revise the corresponding non-fundamental investment policy explaining the concept of "limited" maturity. MML's investment objective and other fundamental investment policies will not be affected by the proposed changes.

The current fundamental investment policy is stated as follows:

         "The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments with `limited' maturities, the interest on which is exempt from federal income tax."

The proposed revised fundamental investment policy would be stated as follows:

         "The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax."

The current non-fundamental investment policy explaining the concept of "limited" maturity is stated as follows:

         "Fixed income securities with limited maturities include securities with remaining maturities of 10 years or less. Under normal market conditions, the fund's dollar-weighted average maturity will not exceed 5 years."

The revised non-fundamental investment policy would be stated as follows:

         "Under normal market conditions, the fund's dollar-weighted average maturity will not exceed 5 years."

Shareholders should understand that the value of MML's bond investments typically changes as interest rates fluctuate. During periods of rising interest rates, the values of bonds generally decline. Conversely, during periods of falling interest rates, the values of bonds generally rise. This risk, also called interest rate risk, is generally greater for funds investing in bonds with longer maturities. Maturity refers to the length of a bond's term. Dollar-weighted average maturity is the average of all the current maturities of the individual bonds in a fund, taking into account the amount of the fund's investment in each bond. The longer its dollar-weighted average maturity, the more sensitive a fund will be to changes in interest rates, and the greater potential for fluctuation in its share price.

MFS does not anticipate that the proposed changes to MML's investment policies as described above will materially change the way MML is managed or the level of risk associated with an investment in MML. Under the revised policies, MFS would be able to purchase individual bonds with remaining maturities of greater than 10 years, which securities will be more sensitive to changes in interest rates. MML's portfolio as a whole, however, will continue to have a dollar-weighted average maturity that normally will not exceed 5 years. Therefore, MFS does not anticipate that the change to MML's non-fundamental investment policy will materially change the overall exposure of the portfolio to interest rate changes.

REQUIRED VOTE
Approval of this matter will require the vote of (i) 67 per centum or more of the outstanding voting securities of MML present at MML's Meeting, if the holders of more than 50 per centum of the outstanding voting securities of MML are present or represented by proxy or (ii) more than 50 per centum of the outstanding voting securities of MML, whichever is less.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF MML VOTE TO APPROVE THE PROPOSAL.

FUND INFORMATION

This section provides certain information about each Fund, including information about its investment adviser, principal underwriter and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR
Each Fund engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. Each Fund engages as its principal underwriter MFS Fund Distributors, Inc. ("MFD"), a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 ("Sun Life U.S. Operations"). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  FUND NAME                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM      FISCAL YEAR END
Massachusetts Investors Growth Stock Fund               Ernst & Young LLP ("E&Y")                 November 30
Massachusetts Investors Trust                           Deloitte & Touche ("D&T")                 December 31
MFS Aggressive Growth Allocation Fund                              E&Y                              May 31
MFS Alabama Municipal Bond Fund                                    D&T                             March 31
MFS Arkansas Municipal Bond Fund                                   D&T                             March 31
MFS Bond Fund                                                      D&T                             April 30
MFS California Municipal Bond Fund                                 D&T                             March 31
MFS Capital Opportunities Fund                                     D&T                            November 30
MFS Cash Reserve Fund                                              D&T                             August 31
MFS Conservative Growth Allocation Fund                            E&Y                              May 31
MFS Core Equity Fund                                               E&Y                             August 31
MFS Core Growth Fund                                               E&Y                             August 31
MFS Emerging Growth Fund                                           D&T                            November 30
MFS Emerging Markets Debt Fund                                     E&Y                              July 31
MFS Emerging Markets Equity Fund                                   E&Y                              May 31
[MFS Emerging Opportunities Fund]                                  E&Y                             April 30
MFS Floating Rate High Income Fund                                 D&T                              July 31
MFS Florida Municipal Bond Fund                                    D&T                             March 31
[MFS Gemini U.K. Fund]                                             D&T                              May 31
MFS Georgia Municipal Bond Fund                                    D&T                             March 31
MFS Global Equity Fund                                             E&Y                            October 31
MFS Global Growth Fund                                             D&T                            October 31
MFS Global Total Return Fund                                       E&Y                            October 31
[MFS Global Value Fund]                                            E&Y                              July 31
MFS Government Limited Maturity Fund                               E&Y                            December 31
MFS Government Money Market Fund                                   D&T                             August 31
MFS Government Securities Fund                                     D&T                            February 28
MFS Growth Allocation Fund                                         E&Y                              May 31
MFS Growth Opportunities Fund                                      D&T                            December 31
MFS High Income Fund                                               D&T                            January 31
MFS High Yield Opportunities Fund                                  D&T                            January 31
MFS Inflation Adjusted Bond Fund                                   D&T                            October 31
MFS Intermediate Investment Grade Bond Fund                        D&T                             April 30
MFS International Diversification Fund                             D&T                              May 31
MFS International Growth Fund                                      E&Y                              May 31
MFS International New Discovery Fund                               E&Y                           September 30
MFS International Value Fund                                       E&Y                              May 31
MFS Large Cap Growth Fund                                          D&T                            November 30
MFS Limited Maturity Fund                                          D&T                             April 30
MFS Managed Sectors Fund                                           D&T                             August 31
MFS Maryland Municipal Bond Fund                                   D&T                             March 31
MFS Massachusetts Municipal Bond Fund                              D&T                             March 31
MFS Mid Cap Growth Fund                                            D&T                             August 31
MFS Mid Cap Value Fund                                             E&Y                           September 30
MFS Mississippi Municipal Bond Fund                                D&T                             March 31
MFS Moderate Allocation Fund                                       E&Y                              May 31
MFS Money Market Fund                                              D&T                             August 31
MFS Municipal Bond Fund                                            D&T                             August 31
MFS Municipal High Income Fund                                     E&Y                            January 31
MFS Municipal Income Fund                                          D&T                             March 31
MFS Municipal Limited Maturity Fund                                D&T                             April 30
MFS New Discovery Fund                                             E&Y                             August 31
MFS New Endeavor Fund                                              E&Y                              July 31
MFS New York Municipal Income Fund                                 D&T                             March 31
MFS North Carolina Municipal Income Fund                           D&T                             March 31
MFS Pennsylvania Municipal Bond Fund                               D&T                             March 31
MFS Research Bond Fund                                             D&T                             April 30
MFS Research Bond Fund J                                           D&T                             April 30
MFS Research Fund                                                  D&T                           September 30
MFS Research International                                         E&Y                             August 31
MFS South Carolina Municipal Bond Fund                             D&T                             March 31
MFS Strategic Growth Fund                                          E&Y                             August 31
MFS Strategic Income Fund                                          E&Y                            October 31
MFS Strategic Value Fund                                           E&Y                              July 31
[MFS Tax-Managed Equity Fund]                                      E&Y                            October 31
MFS Technology Fund                                                E&Y                             August 31
MFS Tennessee Municipal Bond Fund                                  D&T                             March 31
MFS Total Return Fund                                              D&T                           September 30
MFS Union Standard Equity Fund                                     D&T                           September 30
MFS Utilities Fund                                                 E&Y                            October 31
MFS Value Fund                                                     E&Y                             August 31
MFS Virginia Municipal Bond Fund                                   D&T                             March 31
MFS West Virginia Municipal Bond Fund                              D&T                             March 31

No Independent Registered Public Accounting Firm has a direct or material indirect interest in a Fund.

Representatives of the applicable Independent Registered Public Accounting Firm are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to appropriate questions.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Fund and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Fund (including MFS Service Center, Inc.) (each, a "Service Affiliate") if the services relate directly to the operations and financial reporting of such Fund. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each Fund, for each Fund's two most recent fiscal years, the fees billed by each Fund's Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund's Service Affiliates that relate directly to the Fund's operations and financial reporting under the following captions:

      (i) Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

      (ii) Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

      (iii) Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

      (iv) All Other Fees - fees for products and services provided to the Fund by the Independent Registered Public Accounting Firm other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

Schedule A attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm, for each Fund's two most recent fiscal years, for non-audit services rendered to each Fund and to each Fund's Service Affiliates.

The Audit Committee has considered whether the provision by a Fund's Independent Registered Public Accounting Firm of non-audit services to the Fund's Service Affiliates that were not pre-approved by the Audit Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Fund's principal auditor.

EXECUTIVE OFFICERS
The following table provides information about the current executive officers of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

                                                                                    PRINCIPAL OCCUPATIONS & OTHER
                                  POSITION(S) HELD                                   DIRECTORSHIPS(2) DURING THE
NAME, DATE OF BIRTH               WITH THE SERIES           OFFICER SINCE(1)             PAST FIVE YEARS
OFFICERS
Robert J. Manning(3)               President                 February 2004        Massachusetts Financial Services
(born 10/20/63)                                                                   Company, Chief Executive Officer,
                                                                                  President, Chief Investment Officer
                                                                                  and Director

James R. Bordewick, Jr.(3)         Assistant Secretary       September 1990       Massachusetts Financial Services
(born 03/06/59)                    and Assistant Clerk                            Company, Senior Vice President and
                                                                                  Associate General Counsel

Jeffrey N. Carp(3)                 Secretary and Clerk       September 2004       Massachusetts Financial Services Company,
(born 12/01/56)                                                                   Senior Vice President, General Counsel and
                                                                                  Secretary (since April 2004); Hale and
                                                                                  Dorr LLP (law firm) (prior to April
                                                                                  2004)

James F. DesMarais(3)              Assistant Secretary       September 2004       Massachusetts Financial Services Company,
(born 03/09/61)                    and Assistant Clerk                            Assistant General Counsel

Stephanie A. DeSisto(3)            Assistant Treasurer       May 2003             Massachusetts Financial Services
(born 10/01/53)                                                                   Company, Vice President (since April
                                                                                  2003); Brown Brothers Harriman & Co.,
                                                                                  Senior Vice President (November 2002
                                                                                  to April 2003); ING Groep N.V./Aeltus
                                                                                  Investment Management, Senior Vice
                                                                                  President (prior to November 2002)

Richard M. Hisey(3)                Treasurer                 August 2002          Massachusetts Financial Services
(born 08/29/58)                                                                   Company, Senior Vice President (since
                                                                                  July 2002); The Bank of New York,
                                                                                  Senior Vice President (September 2000
                                                                                  to July 2002); Lexington Global Asset
                                                                                  Managers, Inc., Executive Vice
                                                                                  President and Chief Financial Officer
                                                                                  (prior to September 2000); Lexington
                                                                                  Funds, Chief Financial Officer (prior
                                                                                  to September 2000)

Brian T. Hourihan(3)               Assistant Secretary       September 2004        Massachusetts Financial Services Company,
(born 11/11/64)                    and Assistant Clerk                            Vice President, Senior Counsel and Assistant
                                                                                  Secretary (since June 2004); Affiliated Managers
                                                                                  Group, Inc., Chief Legal Officer/Centralized
                                                                                  Compliance Program (January to April 2004);
                                                                                  Fidelity Research & Management Company, Assistant
                                                                                  General Counsel (prior to January 2004)

Ellen Moynihan(3)                  Assistant Treasurer       April 1997           Massachusetts Financial Services
(born 11/13/57)                                                                   Company, Vice President

Frank L. Tarantino                 Independent Chief         June 2004            MFS Family of Funds, Independent Chief
(born 03/07/44)                    Compliance Officer                             Compliance Officer; CRA Business
                                                                                  Strategies Group (consulting
                                                                                  services), Executive Vice President
                                                                                  (April 2003 to June 2004); David L.
                                                                                  Babson & Co. (investment adviser),
                                                                                  Managing Director, Chief
                                                                                  Administrative Officer and Director
                                                                                  (February 1997 to March 2003)

James O. Yost(3)                   Assistant Treasurer       September 1990       Massachusetts Financial Services
(born 06/12/60)                                                                   Company, Senior Vice President
----------------------------------------------------------------------------------------------------------------------------------
(1) Date first appointed to serve as an officer of a Trust. Each officer has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the SEC (i.e., "public companies").
(3) "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with MFS.

Each Trust's officers hold comparable positions with the [__] funds in the MFS Family of Funds, and with certain affiliates of MFS. The address of each officer is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

INTERESTS OF CERTAIN PERSONS
Schedule B attached hereto sets forth, as of as of January 18, 2005, to the best knowledge of each Fund, the shareholders who beneficially owned more than 5% of the outstanding shares of each class of each Fund.

LITIGATION

Since December 2003, MFS, MFD, MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds and Trusts, certain current and/or former Trustees of the trusts of which these MFS funds are series and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. Of these lawsuits, four are derivative actions that have been brought on behalf of all the MFS funds and name among the defendants the following Trustees who are nominees: Mr. Lawrence
H. Cohn, M.D., Mr. William R. Gutow, Mr. J. Atwood Ives, Mr. Lawrence T. Perera and Mr. J. Dale Sherratt. The derivative action relating to market timing and related matters, styled as Hammerslough v. Massachusetts Financial Services Company, et al., U.S.D.C. (D. Md.), MDL 1586, is a consolidated action before the United States District Court for the District of Maryland, in the multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (consolidation began March 19, 2004)). The plaintiffs in this consolidated action generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declarative relief. The other three derivative lawsuits allege improper brokerage allocation practices and excessive compensation and are pending in the United States District Court for the District of Massachusetts: Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (instituted on March 25, 2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (instituted on April 15, 2004); and Koslow v. Sun Life Financial Inc., et al., U.S.D.C. (D. Mass.), No. 04cv11019 (instituted on May 20, 2004). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. These various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

MANNER OF VOTING PROXIES
All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Lawrence H. Cohn, M.D., David H. Gunning, William R. Gutow, Michael Hegarty, J. Atwood Ives, Amy B. Lane, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J. Thomsen as Trustees of the Trust (if still available for election), FOR the proposal to make non-fundamental an investment policy of MIG and FOR the proposal to revise a fundamental investment policy of MML.

All proxies voted, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of a Fund's outstanding shares entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Trustees, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting. With respect to the proposal to revise a fundamental investment policy of MIG and with respect to the proposal to revise the investment policies of MML, broker non-votes, abstentions and withholding authority to vote all will have the effect of a vote AGAINST the applicable proposal.

Each Fund will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Fund knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Fund's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SOLICITATION OF PROXIES
The procedures for voting proxies solicited by telephone or submitted by the Internet or by automated telephone service are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting of shareholders. The Funds are unaware of any such challenge at this time.

If shareholders' proxies are solicited by telephone, shareholders would be called at the phone number that the Fund (or a shareholder's financial institution) has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting of shareholders in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

INSTRUCTIONS FOR VOTING PROXIES
The giving of a proxy will not affect a shareholder's right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the website. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

SUBMISSION OF PROPOSALS
Each of the Funds is part of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in a Fund's proxy statement for any subsequent meeting must be received by the applicable Fund a reasonable period of time prior to any such meeting.

ADDITIONAL INFORMATION
The Meeting of shareholders of each Fund is called to be held at the same time as the Meetings of shareholders of each of the other Funds. It is anticipated that all Meetings will be held simultaneously.

If any shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of that Meeting to a time promptly after the simultaneous Meeting, the persons named as proxies will vote in favor of such adjournment.

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Funds.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact MFS at 1-800-637-2304. If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements to be combined with those for other members of your household, or if you are receiving multiple copies of this Proxy Statement and want the mailings to be combined with those for other members of your household, contact MFS Service Center, Inc. in writing at 500 Boylston Street, Boston, Massachusetts 02116, or by telephone at 800-637-2304, or contact your financial service firm.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

February 3, 2005

   MASSACHUSETTS INVESTORS GROWTH STOCK FUND                  MFS(R) INTERNATIONAL VALUE FUND
         MASSACHUSETTS INVESTORS TRUST                         MFS(R) LARGE CAP GROWTH FUND
   MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND                    MFS(R) LIMITED MATURITY FUND
      MFS(R) ALABAMA MUNICIPAL BOND FUND                        MFS(R) MANAGED SECTORS FUND
      MFS(R) ARKANSAS MUNICIPAL BOND FUND                   MFS(R) MARYLAND MUNICIPAL BOND FUND
               MFS(R) BOND FUND                          MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
     MFS(R) CALIFORNIA MUNICIPAL BOND FUND                      MFS(R) MID CAP GROWTH FUND
       MFS(R) CAPITAL OPPORTUNITIES FUND                         MFS(R) MID CAP VALUE FUND
           MFS(R) CASH RESERVE FUND                       MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
      MFS(R) CONSERVATIVE ALLOCATION FUND                     MFS(R) MODERATE ALLOCATION FUND
            MFS(R) CORE EQUITY FUND                              MFS(R) MONEY MARKET FUND
            MFS(R) CORE GROWTH FUND                             MFS(R) MUNICIPAL BOND FUND
          MFS(R) EMERGING GROWTH FUND                        MFS(R) MUNICIPAL HIGH INCOME FUND
       MFS(R) EMERGING MARKETS DEBT FUND                       MFS(R) MUNICIPAL INCOME FUND
      MFS(R) EMERGING MARKETS EQUITY FUND                 MFS(R) MUNICIPAL LIMITED MATURITY FUND
     [MFS(R) EMERGING OPPORTUNITIES FUND]                        MFS(R) NEW DISCOVERY FUND
     MFS(R) FLOATING RATE HIGH INCOME FUND                       MFS(R) NEW ENDEAVOR FUND
      MFS(R) FLORIDA MUNICIPAL BOND FUND                    MFS(R) NEW YORK MUNICIPAL BOND FUND
           [MFS(R) GEMINI U.K. FUND]                     MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
      MFS(R) GEORGIA MUNICIPAL BOND FUND                  MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
           MFS(R) GLOBAL EQUITY FUND                             MFS(R) RESEARCH BOND FUND
           MFS(R) GLOBAL GROWTH FUND                            MFS(R) RESEARCH BOND FUND J
        MFS(R) GLOBAL TOTAL RETURN FUND                            MFS(R) RESEARCH FUND
          [MFS(R) GLOBAL VALUE FUND]                        MFS(R) RESEARCH INTERNATIONAL FUND
    MFS(R)GOVERNMENT LIMITED MATURITY FUND               MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
      MFS(R)GOVERNMENT MONEY MARKET FUND                       MFS(R) STRATEGIC GROWTH FUND
       MFS(R)GOVERNMENT SECURITIES FUND                        MFS(R) STRATEGIC INCOME FUND
         MFS(R) GROWTH ALLOCATION FUND                          MFS(R) STRATEGIC VALUE FUND
       MFS(R) GROWTH OPPORTUNITIES FUND                      [MFS(R) TAX MANAGED EQUITY FUND]
            MFS(R) HIGH INCOME FUND                               MFS(R) TECHNOLOGY FUND
     MFS(R) HIGH YIELD OPPORTUNITIES FUND                  MFS(R) TENNESSEE MUNICIPAL BOND FUND
      MFS(R) INFLATION-ADJUSTED BOND FUND                        MFS(R) TOTAL RETURN FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND               MFS(R) UNION STANDARD EQUITY FUND
   MFS(R) INTERNATIONAL DIVERSIFICATION FUND                       MFS(R) UTILITIES FUND
       MFS(R) INTERNATIONAL GROWTH FUND                              MFS(R) VALUE FUND
    MFS(R) INTERNATIONAL NEW DISCOVERY FUND                 MFS(R) VIRGINIA MUNICIPAL BOND FUND
                                                         MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND

                                                                       EXHIBIT 1

                                 MFS FUNDS BOARD
                  NOMINATION AND COMPENSATION COMMITTEE CHARTER

                          (ADOPTED AS OF JULY 20, 2004)

The Board (the "Board") of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a "Trust" and, collectively, the "Trusts"), has adopted this Charter to govern the activities of the Nomination and Compensation Committee (the "Committee") of the particular Board on behalf of each series of a Trust and each Trust which is itself a single series (each such series a "Fund" and, collectively, the "Funds"). This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly.

STATEMENT OF PURPOSES AND RESPONSIBILITIES
The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders' meeting at which one or more trustees is to be elected, and (iii) considering and evaluating such candidates and recommending trustee nominees for the Board's approval.

In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Funds to Board members ("Independent Trustees") who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

ORGANIZATION AND GOVERNANCE
The Committee shall be comprised of all of the Independent Trustees on the Board, and shall not include any members who are not Independent Trustees.

One or more members of the Committee may be designated by the Board as the Committee's chair or co-chair, as the case may be. The Committee may delegate any portion of it authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust's By-Laws. The Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof or direct that such notice be sent.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

COMMITTEE DUTIES AND RESPONSIBILITIES
The duties and responsibilities of the Committee include:

Nomination

1. To determine requisite standards or qualifications for trustees nominees. The Committee currently requires at minimum that trustee candidates have a college degree or equivalent business and related industry experience.

2. To identify potential candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders' meeting at which one or more trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's shareholders (see 4. below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

3. To consider and evaluate candidates identified in 2. above and recommend trustee nominees for the Board's approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) overall diversity of the Board's composition,
    (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, and (ix) such other factors as the Committee deems appropriate.

4. To consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

Compensation

1. To recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any Committees of the Board.

2. In formulating the Committee's recommendations in 1. above, to periodically (and at least annually) review and assess the compensation and any related benefits paid or provided by the Funds to the Independent Trustees based upon facts and circumstances applicable to the Funds, relevant industry practice, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees and such other factors that the Committee deems appropriate.

GENERAL

1. To make such other recommendations and reports to the Board within the scope of the Committee's functions.

2. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

                                                         APPENDIX A TO EXHIBIT 1

                          TRUSTS COVERED BY THE CHARTER
                              (AS OF JULY 20, 2004)

MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
Massachusetts Investors Growth Stock Fund
Massachusetts Investors Trust
MFS Charter Income Trust
MFS Government Limited Maturity Fund
MFS Government Markets Income Trust
MFS Government Securities Fund
MFS Growth Opportunities Fund
MFS Institutional Trust
MFS Intermediate Income Trust
MFS Multimarket Income Trust
MFS Municipal Income Trust
MFS Municipal Series Trust
MFS Special Value Trust
MFS Variable Insurance Trust

                                                         APPENDIX B TO EXHIBIT 1

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
                              (AS OF JULY 20, 2004)

A shareholder must follow the following procedures in order to properly submit a recommendation for a trustee nominee for the Committee's consideration:

1. The shareholder must submit any such recommendation in writing to the applicable Trust(s), to the attention of the Secretary, at the address of the principal executive offices of the Trust(s).

2.  The shareholder recommendation must include, with respect to each applicable
    Trust:

    (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the "candidate"); and (B) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

    (ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

    (iii) the recommending shareholder's name as it appears on the Trust's books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee's satisfaction by a recent brokerage or account statement); and

    (iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

                                                                                                       SCHEDULE A

                                Independent Registered Public Accounting Firm Fees
                                --------------------------------------------------

Fees billed by each Fund's Independent Registered Public Accounting Firm for services provided directly to each
Fund:

                                        MFS High Income Fund          MFS High Yield          MFS Municipal High
                                                (D&T)            Opportunities Fund (D&T)        Income (E&Y)
Audit Fees           Jan. 31, 2004             42,150                     43,050                    35,000
                     Jan. 31, 2003             40,000                     41,400                    33,520
Audit-Related Fees   Jan. 31, 2004                0                         0                          0
                     Jan. 31, 2003                0                         0                          0
Tax Fees             Jan. 31, 2004              6,900                     5,500                      6,650
                     Jan. 31, 2003              5,900                     4,500                      5,780

                       MFS Government Securities Fund                           MFS West Virginia Municipal Bond
                                   (D&T)                                                   Fund (D&T)
Audit Fees           Feb. 29, 2004           35,300      Audit Fees           Mar. 31, 2004                30,490
                     Feb. 28, 2003           33,500                           Mar. 31, 2003                29,410
Audit-Related Fees   Feb. 29, 2004              0        Audit-Related Fees   Mar. 31, 2004                    0
                     Feb. 28, 2003              0                             Mar. 31, 2003                    0
Tax Fees             Feb. 29, 2004            5,700      Tax Fees             Mar. 31, 2004                  4,950
                     Feb. 28, 2003            4,700                           Mar. 31, 2003                  3,950

                                          MFS Alabama Municipal    MFS Arkansas Municipal       MFS California
                                             Bond Fund (D&T)           Bond Fund (D&T)        Municipal Bond Fund
                                                                                                     (D&T)
Audit Fees           Mar. 31, 2004                30,490                   30,490                   30,490
                     Mar. 31, 2003                29,410                   29,410                   29,410
Audit-Related Fees   Mar. 31, 2004                  0                         0                        0
                     Mar. 31, 2003                  0                         0                        0
Tax Fees             Mar. 31, 2004                4,950                     4,950                    4,950
                     Mar. 31, 2003                3,950                     3,950                    3,950

                                          MFS Florida Municipal     MFS Georgia Municipal   MFS Maryland Municipal
                                             Bond Fund (D&T)           Bond Fund (D&T)          Bond Fund (D&T)
Audit Fees           Mar. 31, 2004                30,490                   30,490                   30,490
                     Mar. 31, 2003                29,410                   29,410                   29,410
Audit-Related Fees   Mar. 31, 2004                  0                         0                        0
                     Mar. 31, 2003                  0                         0                        0
Tax Fees             Mar. 31, 2004                4,950                     4,950                    4,950
                     Mar. 31, 2003                3,950                     3,950                    3,950

                                            MFS Massachusetts          MFS Mississippi       MFS Municipal Income
                                           Municipal Bond Fund       Municipal Bond Fund          Fund (D&T)
                                                  (D&T)                    (D&T)
Audit Fees           Mar. 31, 2004                30,490                   30,490                   33,365
                     Mar. 31, 2003                29,410                   29,410                   32,160
Audit-Related Fees   Mar. 31, 2004                  0                         0                        0
                     Mar. 31, 2003                  0                         0                        0
Tax Fees             Mar. 31, 2004                4,950                     4,950                    4,950
                     Mar. 31, 2003                3,950                     3,950                    3,950

                                          MFS New York Municipal     MFS North Carolina        MFS Pennsylvania
                                             Bond Fund (D&T)         Municipal Bond Fund      Municipal Bond Fund
                                                                            (D&T)                    (D&T)
Audit Fees           Mar. 31, 2004                30,490                   30,490                   30,490
                     Mar. 31, 2003                29,410                   29,410                   29,410
Audit-Related Fees   Mar. 31, 2004                  0                         0                        0
                     Mar. 31, 2003                  0                         0                        0
Tax Fees             Mar. 31, 2004                4,950                     4,950                    4,950
                     Mar. 31, 2003                3,950                     3,950                    3,950

                                            MFS South Carolina          MFS Tennessee       MFS Virginia Municipal
                                           Municipal Bond Fund       Municipal Bond Fund        Bond Fund (D&T)
                                                  (D&T)                     (D&T)
Audit Fees           Mar. 31, 2004                30,490                   30,490                   30,490
                     Mar. 31, 2003                29,410                   29,410                   29,410
Audit-Related Fees   Mar. 31, 2004                  0                         0                        0
                     Mar. 31, 2003                  0                         0                        0
Tax Fees             Mar. 31, 2004                4,950                     4,950                    4,950
                     Mar. 31, 2003                3,950                     3,950                    3,950

                                           MFS Bond Fund (D&T)        MFS Intermediate       MFS Limited Maturity
                                                                    Investment Grade Bond         Fund (D&T)
                                                                         Fund (D&T)
Audit Fees           Apr. 30, 2004                41,550                   31,950                   30,700
                     Apr. 30, 2003                39,475                   30,300                   29,100
Audit-Related Fees   Apr. 30, 2004                  0                         0                        0
                     Apr. 30, 2003                  0                         0                        0
Tax Fees             Apr. 30, 2004                5,775                     5,600                    5,700
                     Apr. 30, 2003                4,775                     4,600                    4,700

                                          MFS Municipal Limited    MFS Research Bond Fund   MFS Research Bond Fund
                                           Maturity Fund (D&T)              (D&T)                   J (D&T)
Audit Fees           Apr. 30, 2004                30,715                   41,624                   12,000
                     Apr. 30, 2003                29,610                   39,550                   11,300
Audit-Related Fees   Apr. 30, 2004                  0                         0                        0
                     Apr. 30, 2003                  0                         0                        0
Tax Fees             Apr. 30, 2004                5,300                     5,700                    4,900
                     Apr. 30, 2003                4,300                     4,700                    4,000

                                          MFS Aggressive Growth       MFS Conservative       MFS Emerging Markets
                                          Allocation Fund (E&Y)    Growth Allocation Fund      Equity Fund (E&Y)
                                                                            (E&Y)
Audit Fees           May 31, 2004                 19,100                   19,100                   35,000
                     May 31, 2003                 13,130                   13,130                   33,520
Audit-Related Fees   May 31, 2004                   0                         0                        0
                     May 31, 2003                   0                         0                        0
Tax Fees             May 31, 2004                 3,990                     3,800                    6,840
                     May 31, 2003                 2,365                     2,170                    5,975

                                          MFS Growth Allocation       MFS International        MFS International
                                                Fund (E&Y)          Diversification Fund       Growth Fund (E&Y)
                                                                            (D&T)
Audit Fees           May 31, 2004                 19,100                      0                     35,000
                     May 31, 2003                 13,130                      0                     33,520
Audit-Related Fees   May 31, 2004                   0                         0                        0
                     May 31, 2003                   0                         0                        0
Tax Fees             May 31, 2004                 3,990                       0                      6,840
                     May 31, 2003                 2,365                       0                      5,975

                                          MFS International Value Fund       MFS Moderate Allocation Fund (E&Y)
                                                      (E&Y)
Audit Fees           May 31, 2004                    35,000                                19,100
                     May 31, 2003                    33,520                                13,130
Audit-Related Fees   May 31, 2004                       0                                     0
                     May 31, 2003                       0                                     0
Tax Fees             May 31, 2004                     6,840                                 3,800
                     May 31, 2003                     5,975                                 2,170

                                        MFS Emerging Markets     MFS Floating Rate High     MFS New Endeavor Fund
                                           Debt Fund (E&Y)         Income Fund (D&T)                (E&Y)
Audit Fees           July 31, 2004             37,900                      0                       24,800
                     July 31, 2003             36,330                      0                       17,650
Audit-Related Fees   July 31, 2004                0                        0                          0
                     July 31, 2003                0                        0                          0
Tax Fees             July 31, 2004              7,200                      0                        4,890
                     July 31, 2003              6,270                      0                        3,145

                       MFS Strategic Value Fund (E&Y)                            MFS Municipal Bond Fund (D&T)
Audit Fees           July 31, 2004            30,600      Audit Fees         Aug. 31, 2004              35,615
                     July 31, 2003            28,850                         Aug. 31, 2003              34,310
Audit-Related Fees   July 31, 2004                0       Audit-Related      Aug. 31, 2004                  0
                     July 31, 2003                0       Fees               Aug. 31, 2003                  0
Tax Fees             July 31, 2004             5,990      Tax Fees           Aug. 31, 2004                5,000
                     July 31, 2003             5,145                         Aug. 31, 2003                4,600


                                         MFS Cash Reserve Fund      MFS Core Equity Fund     MFS Core Growth Fund
                                                 (D&T)                      (E&Y)                    (E&Y)
Audit Fees           Aug. 31, 2004               21,400                    30,600                   30,600
                     Aug. 31, 2003               20,600                    28,850                   28,850
Audit-Related Fees   Aug. 31, 2004                 0                          0                        0
                     Aug. 31, 2003                 0                          0                        0
Tax Fees             Aug. 31, 2004               3,000                      5,800                    5,990
                     Aug. 31, 2003               2,800                      5,550                    5,745


                                        MFS Managed Sectors Fund   MFS New Discovery Fund        MFS Research
                                                 (D&T)                      (E&Y)             International Fund
                                                                                                     (E&Y)
Audit Fees           Aug. 31, 2004               32,300                    30,600                   32,600
                     Aug. 31, 2003               31,110                    28,850                   30,720
Audit-Related Fees   Aug. 31, 2004                 0                          0                        0
                     Aug. 31, 2003                 0                          0                        0
Tax Fees             Aug. 31, 2004               5,900                      5,990                    6,290
                     Aug. 31, 2003               5,500                      5,745                    6,075

                                           MFS Strategic Growth      MFS Technology Fund     MFS Value Fund (E&Y)
                                                Fund (E&Y)                  (E&Y)
Audit Fees           Aug. 31, 2004                30,600                   30,600                   30,600
                     Aug. 31, 2003                28,850                   28,850                   28,850
Audit-Related Fees   Aug. 31, 2004                  0                         0                        0
                     Aug. 31, 2003                  0                         0                        0
Tax Fees             Aug. 31, 2004                5,990                     5,990                    5,990
                     Aug. 31, 2003                5,745                     5,745                    5,745

                                           MFS Government Money      MFS Mid Cap Growth      MFS Money Market Fund
                                            Market Fund (D&T)            Fund (D&T)                  (D&T)
Audit Fees           Aug. 31, 2004                18,700                   30,800                   18,700
                     Aug. 31, 2003                18,000                   29,200                   18,000
Audit-Related Fees   Aug. 31, 2004                  0                         0                        0
                     Aug. 31, 2003                  0                         0                        0
Tax Fees             Aug. 31, 2004                3,400                     5,600                    3,400
                     Aug. 31, 2003                3,200                     5,200                    3,200

                                          MFS Mid Cap Value Fund   MFS Research Fund (D&T)   MFS Total Return Fund
                                                  (E&Y)                                              (D&T)
Audit Fees           Sept. 30, 2004               18,900                   33,100                   41,550
                     Sept. 30, 2003               13,130                   31,400                   39,400
Audit-Related Fees   Sept. 30, 2004                 0                         0                        0
                     Sept. 30, 2003                 0                         0                        0
Tax Fees             Sept. 30, 2004               8,290                    10,000                   11,900
                     Sept. 30, 2003               2,965                     5,200                    7,100

                                         MFS Union Standard Equity Fund (D&T)    MFS International New Discovery
                                                                                            Fund (E&Y)
Audit Fees           Sept. 30, 2004                     29,400                                32,600
                     Sept. 30, 2003                     28,300                                30,720
Audit-Related Fees   Sept. 30, 2004                       0                                     0
                     Sept. 30, 2003                       0                                     0
Tax Fees             Sept. 30, 2004                     10,900                                10,690
                     Sept. 30, 2003                     6,100                                 6,075

                                          MFS Global Equity Fund      MFS Global Total        MFS Utilities Fund
                                                  (E&Y)               Return Fund (E&Y)              (E&Y)
Audit Fees           Oct. 31, 2004                33,550                   38,400                   30,600
                     Oct. 31, 2003                31,660                   36,330                   28,850
Audit-Related Fees   Oct. 31, 2004                  0                         0                        0
                     Oct. 31, 2003                  0                         0                        0
Tax Fees             Oct. 31, 2004                10,890                   11,790                   10,390
                     Oct. 31, 2003                6,235                     7,065                    5,745

                                          MFS Global Growth Fund    MFS Strategic Income    MFS Inflation Adjusted
                                                  (D&T)                  Fund (E&Y)             Bond Fund (D&T)
Audit Fees           Oct. 31, 2004                40,400                   36,950                   12,300
                     Oct. 31, 2003                38,400                   35,400                      0
Audit-Related Fees   Oct. 31, 2004                  0                         0                        0
                     Oct. 31, 2003                  0                         0                        0
Tax Fees             Oct. 31, 2004                9,600                    11,590                    3,600
                     Oct. 31, 2003                4,800                     6,895                      0

                                           MFS Emerging Growth      MFS Large Cap Growth          MFS Capital
                                                Fund (D&T)               Fund (D&T)           Opportunities Fund
                                                                                                     (D&T)
Audit Fees           Nov. 30, 2004                41,625                   32,500                   33,000
                     Nov. 30, 2003                39,550                   31,300                   31,300
Audit-Related Fees   Nov. 30, 2004                  0                         0                        0
                     Nov. 30, 2003                  0                         0                        0
Tax Fees             Nov. 30, 2004                10,100                   10,100                   10,100
                     Nov. 30, 2003                5,300                     5,300                    5,300

                      Massachusetts Investors Growth Stock
                                   Fund (E&Y)
Audit Fees           Nov. 30, 2004                 35,500
                     Nov. 30, 2003                 33,530
Audit-Related Fees   Nov. 30, 2004                      0
                     Nov. 30, 2003                      0
Tax Fees             Nov. 30, 2004                 11,240
                     Nov. 30, 2003                   6,565

                                         Massachusetts Investors   MFS Government Limited         MFS Growth
                                               Trust (D&T)           Maturity Fund (E&Y)      Opportunities Fund
                                                                                                     (D&T)
Audit Fees           Dec. 31, 2003                31,300                   24,180                   31,300
                     Dec. 31, 2002                28,575                   21,250                   28,575
Audit-Related Fees   Dec. 31, 2003                  0                         0                        0
                     Dec. 31, 2002                  0                         0                        0
Tax Fees             Dec. 31, 2003                5,300                     4,720                    5,300
                     Dec. 31, 2002                4,225                     3,750                    4,225

                     [MFS Tax-Managed Equity Fund] (E&Y)                   [MFS Emerging Opportunities Fund] (E&Y)
Audit Fees           Oct. 31, 2004             20,900     Audit Fees         Apr. 30, 2004               24,300
                     Oct. 31, 2003             14,260                        Apr. 30, 2003               17,630
Audit-Related Fees   Oct. 31, 2004                 0      Audit-Related      Apr. 30, 2004                    0
                     Oct. 31, 2003                 0      Fees               Apr. 30, 2003                    0
Tax Fees             Oct. 31, 2004              9,930     Tax Fees           Apr. 30, 2004                  4,890
                     Oct. 31, 2003              3,175                        Apr. 30, 2003                  3,165

                        [MFS Gemini U.K. Fund] (D&T)                             [MFS Global Value Fund] (E&Y)
Audit Fees           May 31, 2004            25,040       Audit Fees         July 31, 2004                  25,800
                     May 31, 2003            17,120                          July 31, 2003                  18,750
Audit-Related Fees   May 31, 2004                0        Audit-Related      July 31, 2004                       0
                     May 31, 2003                0        Fees               July 31, 2003                       0
Tax Fees             May 31, 2004              5,500      Tax Fees           July 31, 2004                    5,040
                     May 31, 2003              4,500                         July 31, 2003                    3,170

For each Fund's last two fiscal years, no fees were billed by any Independent Registered Public Accounting Firm that would be disclosed under the caption "All Other Fees" to any Fund.

Fees billed by each Fund's Independent Registered Public Accounting Firm for services provided to each Fund's
Service Affiliates that relate directly to such Fund's operations and financial reporting:

                                        Service Affiliates of   Service Affiliates of MFS    Service Affiliates of
                                        MFS High Income Fund     High Yield Opportunities     MFS Municipal High
                                                (D&T)                    Fund (D&T)               Income (E&Y)
Audit-Related Fees(1)  Jan. 31, 2004           356,150                   356,150                       0
                       Jan. 31, 2003           106,500                   106,500                       0
Tax Fees(1)            Jan. 31, 2004           55,000                     55,000                       0
                       Jan. 31, 2003           29,650                     29,650                    127,410
All Other Fees(1)      Jan. 31, 2004              0                         0                       14,607
                       Jan. 31, 2003           327,707                   327,707                       0

                          Service Affiliates of MFS                              Service Affiliates of MFS West
                       Government Securities Fund (D&T)                        Virginia Municipal Bond Fund (D&T)
Audit-Related Fees(1)  Feb. 29, 2004            356,150  Audit-Related        Mar. 31, 2004                 356,150
                       Feb. 28, 2003            106,500  Fees(1)              Mar. 31, 2003                 106,500
Tax Fees(1)            Feb. 29, 2004             55,000  Tax Fees(1)          Mar. 31, 2004                  55,000
                       Feb. 28, 2003             29,650                       Mar. 31, 2003                  29,650
All Other Fees(1)      Feb. 29, 2004                  0  All Other Fees(1)    Mar. 31, 2004                   7,500
                       Feb. 28, 2003            275,454                       Mar. 31, 2003                 223,678

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                          MFS Alabama Municipal    MFS Arkansas Municipal       MFS California
                                             Bond Fund (D&T)           Bond Fund (D&T)        Municipal Bond Fund
                                                                                                     (D&T)
Audit-Related Fees(1)  Mar. 31, 2004             356,150                   356,150                  356,150
                       Mar. 31, 2003             106,500                   106,500                  106,500
Tax Fees(1)            Mar. 31, 2004              55,000                   55,000                   55,000
                       Mar. 31, 2003              29,650                   29,650                   29,650
All Other Fees(1)      Mar. 31, 2004              7,500                     7,500                    7,500
                       Mar. 31, 2003             223,678                   223,678                  223,678

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                          MFS Florida Municipal     MFS Georgia Municipal   MFS Maryland Municipal
                                             Bond Fund (D&T)           Bond Fund (D&T)          Bond Fund (D&T)
Audit-Related Fees(1)  Mar. 31, 2004             356,150                   356,150                  356,150
                       Mar. 31, 2003             106,500                   106,500                  106,500
Tax Fees(1)            Mar. 31, 2004              55,000                   55,000                   55,000
                       Mar. 31, 2003              29,650                   29,650                   29,650
All Other Fees(1)      Mar. 31, 2004              7,500                     7,500                    7,500
                       Mar. 31, 2003             223,678                   223,678                  223,678

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                            MFS Massachusetts          MFS Mississippi       MFS Municipal Income
                                           Municipal Bond Fund       Municipal Bond Fund          Fund (D&T)
                                                  (D&T)                     (D&T)
Audit-Related Fees(1)  Mar. 31, 2004             356,150                   356,150                  356,150
                       Mar. 31, 2003             106,500                   106,500                  106,500
Tax Fees(1)            Mar. 31, 2004              55,000                   55,000                   55,000
                       Mar. 31, 2003              29,650                   29,650                   29,650
All Other Fees(1)      Mar. 31, 2004              7,500                     7,500                    7,500
                       Mar. 31, 2003             223,678                   223,678                  223,678

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                          MFS New York Municipal     MFS North Carolina        MFS Pennsylvania
                                             Bond Fund (D&T)         Municipal Bond Fund      Municipal Bond Fund
                                                                            (D&T)                    (D&T)
Audit-Related Fees(1)  Mar. 31, 2004             356,150                   356,150                  356,150
                       Mar. 31, 2003             106,500                   106,500                  106,500
Tax Fees(1)            Mar. 31, 2004              55,000                   55,000                   55,000
                       Mar. 31, 2003              29,650                   29,650                   29,650
All Other Fees(1)      Mar. 31, 2004              7,500                     7,500                    7,500
                       Mar. 31, 2003             223,678                   223,678                  223,678

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                            MFS South Carolina          MFS Tennessee       MFS Virginia Municipal
                                           Municipal Bond Fund       Municipal Bond Fund        Bond Fund (D&T)
                                                  (D&T)                     (D&T)
Audit-Related Fees(1)  Mar. 31, 2004             356,150                   356,150                  356,150
                       Mar. 31, 2003             106,500                   106,500                  106,500
Tax Fees(1)            Mar. 31, 2004              55,000                   55,000                   55,000
                       Mar. 31, 2003              29,650                   29,650                   29,650
All Other Fees(1)      Mar. 31, 2004              7,500                     7,500                    7,500
                       Mar. 31, 2003             223,678                   223,678                  223,678

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                           MFS Bond Fund (D&T)        MFS Intermediate       MFS Limited Maturity
                                                                    Investment Grade Bond         Fund (D&T)
                                                                         Fund (D&T)
Audit-Related Fees(1)  Apr. 30, 2004             486,150                   486,150                  486,150
                       Apr. 30, 2003             156,500                   156,500                  156,500
Tax Fees(1)            Apr. 30, 2004              55,000                   55,000                   55,000
                       Apr. 30, 2003              29,650                   29,650                   29,650
All Other Fees(1)      Apr. 30, 2004              7,500                     7,500                    7,500
                       Apr. 30, 2003             192,172                   192,172                  192,172

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                          MFS Municipal Limited    MFS Research Bond Fund   MFS Research Bond Fund
                                           Maturity Fund (D&T)              (D&T)                   J (D&T)
Audit-Related Fees(1)  Apr. 30, 2004             486,150                   486,150                  486,150
                       Apr. 30, 2003             156,500                   156,500                  156,500
Tax Fees(1)            Apr. 30, 2004              55,000                   55,000                   55,000
                       Apr. 30, 2003              29,650                   29,650                   29,650
All Other Fees(1)      Apr. 30, 2004              7,500                     7,500                    7,500
                       Apr. 30, 2003             192,172                   192,172                  192,172

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                          MFS Aggressive Growth       MFS Conservative       MFS Emerging Markets
                                          Allocation Fund (E&Y)    Growth Allocation Fund      Equity Fund (E&Y)
                                                                            (E&Y)
Audit-Related Fees(1)  May 31, 2004                 0                         0                        0
                       May 31, 2003                 0                         0                        0
Tax Fees(1)            May 31, 2004                 0                         0                        0
                       May 31, 2003                 0                         0                        0
All Other Fees(1)      May 31, 2004                 0                         0                        0
                       May 31, 2003               14,607                   14,607                   14,607

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                          MFS Growth Allocation       MFS International        MFS International
                                                Fund (E&Y)          Diversification Fund       Growth Fund (E&Y)
                                                                            (D&T)
Audit-Related Fees(1)  May 31, 2004                 0                         0                        0
                       May 31, 2003                 0                         0                        0
Tax Fees(1)            May 31, 2004                 0                         0                        0
                       May 31, 2003                 0                         0                        0
All Other Fees(1)      May 31, 2004                 0                         0                        0
                       May 31, 2003               14,607                      0                     14,607

                                            Service Affiliates of MFS        Service Affiliates of MFS Moderate
                                         International Value Fund (E&Y)             Allocation Fund (E&Y)
Audit-Related Fees(1)  May 31, 2004                     0                                     0
                       May 31, 2003                     0                                     0
Tax Fees(1)            May 31, 2004                     0                                     0
                       May 31, 2003                     0                                     0
All Other Fees(1)      May 31, 2004                     0                                     0
                       May 31, 2003                  14,607                                14,607

                                        Service Affiliates of    Service Affiliates of      Service Affiliates of
                                        MFS Emerging Markets     MFS Floating Rate High     MFS New Endeavor Fund
                                           Debt Fund (E&Y)         Income Fund (D&T)                (E&Y)
Audit-Related Fees(1)  July 31, 2004              0                        0                          0
                       July 31, 2003              0                        0                          0
Tax Fees(1)            July 31, 2004              0                        0                          0
                       July 31, 2003              0                        0                          0
All Other Fees(1)      July 31, 2004              0                        0                          0
                       July 31, 2003           14,607                      0                       14,607


                           Service Affiliates of MFS                          Service Affiliates of MFS Municipal
                          Strategic Value Fund (E&Y)                                    Bond Fund (D&T)
Audit-Related Fees(1)  July 31, 2004               0      Audit-Related      Aug. 31, 2004            759,500
                       July 31, 2003               0      Fees(1)            Aug. 31, 2003            181,500
Tax Fees(1)            July 31, 2004               0      Tax Fees(1)        Aug. 31, 2004              35,000
                       July 31, 2003               0                         Aug. 31, 2003              20,000
All Other Fees(1)      July 31, 2004               0      All Other Fees(1)  Aug. 31, 2004              32,500
                       July 31, 2003           14,607                        Aug. 31, 2003              87,433


                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                          MFS Cash Reserve Fund     MFS Core Equity Fund     MFS Core Growth Fund
                                                  (D&T) (E&Y) (E&Y)
Audit-Related Fees(1)  Aug. 31, 2004             759,500                      0                        0
                       Aug. 31, 2003             181,500                      0                        0
Tax Fees(1)            Aug. 31, 2004              35,000                      0                        0
                       Aug. 31, 2003              20,000                      0                        0
All Other Fees(1)      Aug. 31, 2004              32,500                      0                        0
                       Aug. 31, 2003              87,433                   14,607                   14,607

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                           MFS Managed Sectors     MFS New Discovery Fund        MFS Research
                                                Fund (D&T)                  (E&Y)             International Fund
                                                                                                     (E&Y)
Audit-Related Fees(1)  Aug. 31, 2004             759,500                      0                        0
                       Aug. 31, 2003             181,500                      0                        0
Tax Fees(1)            Aug. 31, 2004              35,000                      0                        0
                       Aug. 31, 2003              20,000                      0                        0
All Other Fees(1)      Aug. 31, 2004              32,500                      0                        0
                       Aug. 31, 2003              87,433                   14,607                   14,607

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                           MFS Strategic Growth      MFS Technology Fund     MFS Value Fund (E&Y)
                                                Fund (E&Y)                  (E&Y)
Audit-Related Fees(1)  Aug. 31, 2004                0                         0                        0
                       Aug. 31, 2003                0                         0                        0
Tax Fees(1)            Aug. 31, 2004                0                         0                        0
                       Aug. 31, 2003                0                         0                        0
All Other Fees(1)      Aug. 31, 2004                0                         0                        0
                       Aug. 31, 2003              14,607                   14,607                   14,607

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                           MFS Government Money      MFS Mid Cap Growth      MFS Money Market Fund
                                            Market Fund (D&T)            Fund (D&T)                  (D&T)
Audit-Related Fees(1)  Aug. 31, 2004             759,500                   759,500                  759,500
                       Aug. 31, 2003             181,500                   181,500                  181,500
Tax Fees(1)            Aug. 31, 2004              35,000                   35,000                   35,000
                       Aug. 31, 2003              20,000                   20,000                   20,000
All Other Fees(1)      Aug. 31, 2004              32,500                   32,500                   32,500
                       Aug. 31, 2003              87,433                   87,433                   87,433

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                          MFS Mid Cap Value Fund   MFS Research Fund (D&T)   MFS Total Return Fund
                                                  (E&Y)                                             (D&T)
Audit-Related Fees(1)  Sept. 30, 2004               0                      859,500                  859,500
                       Sept. 30, 2003               0                      181,500                  181,500
Tax Fees(1)            Sept. 30, 2004               0                      35,000                   35,000
                       Sept. 30, 2003               0                      20,000                   20,000
All Other Fees(1)      Sept. 30, 2004               0                      32,500                   32,500
                       Sept. 30, 2003             14,607                   87,433                   87,433

                                           Service Affiliates of MFS Union          Service Affiliates of MFS
                                              Standard Equity Fund (D&T)         International New Discovery Fund
                                                                                              (E&Y)
Audit-Related Fees(1)  Sept. 30, 2004                  859,500                                  0
                       Sept. 30, 2003                  181,500                                  0
Tax Fees(1)            Sept. 30, 2004                   35,000                                  0
                       Sept. 30, 2003                   20,000                                  0
All Other Fees(1)      Sept. 30, 2004                   32,500                                  0
                       Sept. 30, 2003                   87,433                                14,607

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                          MFS Global Equity Fund      MFS Global Total        MFS Utilities Fund
                                                  (E&Y)                Return Fund (E&Y)               (E&Y)
Audit-Related Fees(1)  Oct. 31, 2004                0                         0                        0
                       Oct. 31, 2003                0                         0                        0
Tax Fees(1)            Oct. 31, 2004                0                         0                        0
                       Oct. 31, 2003                0                         0                        0
All Other Fees(1)      Oct. 31, 2004              40,000                   40,000                   40,000
                       Oct. 31, 2003              14,607                   14,607                   14,607

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                          MFS Global Growth Fund    MFS Strategic Income    MFS Inflation Adjusted
                                                  (D&T)                  Fund (E&Y)              Bond Fund (D&T)
Audit-Related Fees(1)  Oct. 31, 2004             928,350                      0                     928,350
                       Oct. 31, 2003             166,150                      0                     166,150
Tax Fees(1)            Oct. 31, 2004              35,000                      0                     35,000
                       Oct. 31, 2003              20,000                      0                     20,000
All Other Fees(1)      Oct. 31, 2004              32,500                   40,000                   32,500
                       Oct. 31, 2003              49,644                   14,607                   49,644

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                           MFS Emerging Growth      MFS Large Cap Growth          MFS Capital
                                                Fund (D&T)               Fund (D&T)           Opportunities Fund
                                                                                                     (D&T)
Audit-Related Fees(1)  Nov. 30, 2004            1,161,170                 1,161,170                1,161,170
                       Nov. 30, 2003             166,150                   166,150                  166,150
Tax Fees(1)            Nov. 30, 2004              37,000                   37,000                   37,000
                       Nov. 30, 2003              50,000                   50,000                   50,000
All Other Fees(1)      Nov. 30, 2004              32,500                   32,500                   32,500
                       Nov. 30, 2003                0                         0                        0

                       Service Affiliates of Massachusetts
                        Investors Growth Stock Fund (E&Y)
Audit-Related Fees(1)  Nov. 30, 2004                0
                       Nov. 30, 2003                0
Tax Fees(1)            Nov. 30, 2004                0
                       Nov. 30, 2003                0
All Other Fees(1)      Nov. 30, 2004           70,000
                       Nov. 30, 2003           14,607

                                          Service Affiliates of     Service Affiliates of    Service Affiliates of
                                         Massachusetts Investors   MFS Government Limited         MFS Growth
                                               Trust (D&T)           Maturity Fund (E&Y)      Opportunities Fund
                                                                                                     (D&T)
Audit-Related Fees(1)  Dec. 31, 2004            1,046,170                     0                   1,046,170
                       Dec. 31, 2003             356,150                      0                     356,150
Tax Fees(1)            Dec. 31, 2004              67,000                      0                      67,000
                       Dec. 31, 2003              50,000                       70                    50,000
All Other Fees(1)      Dec. 31, 2004              32,500                   70,000                    32,500
                       Dec. 31, 2003                   0                   14,607                         0

                          Service Affiliates of [MFS                          Service Affiliates of [MFS Emerging
                        Tax-Managed Equity Fund] (E&Y)                             Opportunities Fund] (E&Y)
Audit-Related Fees(1)  Oct. 31, 2004              0       Audit-Related      Apr. 30, 2004                   0
                       Oct. 31, 2003              0       Fees(1)            Apr.30, 2003                    0
Tax Fees(1)            Oct. 31, 2004              0       Tax Fees(1)        Apr. 30, 2004                   0
                       Oct. 31, 2003              0                          Apr. 30, 2003                   0
All Other Fees(1)      Oct. 31, 2004          40,000      All Other Fees(1)  Apr. 30, 2004              1,607
                       Oct. 31, 2003          14,607                         Apr. 30, 2003            13,300

                          Service Affiliates of [MFS                           Service Affiliates of [MFS Global
                            Gemini U.K. Fund] (D&T)                                    Value Fund] (E&Y)
Audit-Related Fees(1)  May 31, 2004           616,650     Audit-Related      July 31, 2004                    0
                       May 31, 2003           111,500     Fees(1)            July 31, 2003                    0
Tax Fees(1)            May 31, 2004             35,000    Tax Fees(1)        July 31, 2004                    0
                       May 31, 2003             36,550                       July 31, 2003                    0
All Other Fees(1)      May 31, 2004               7,500   All Other Fees(1)  July 31, 2004                    0
                       May 31, 2003            137,905                       July 31, 2003               14,607
--------------------------------------------------------------------------------------------------------------------------
(1) This amount reflects the fees billed to Service Affiliates of the Fund for non-audit services relating directly to the operations and financial reporting of the Fund (which services also related to the operations and financial reporting of all funds within the MFS funds complex).

For periods prior to May 6, 2003, the amounts shown above under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the SEC rules relating to pre-approval of non-audit services had been in effect. During the periods indicated in the table above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed by each Independent Registered Public Accounting Firm for each Fund's two most recent fiscal years for non-audit services rendered to each Fund and to each Fund's Service Affiliates:

                                       INDEPENDENT
                                       REGISTERED
                                         PUBLIC
                                       ACCOUNTING
                FUND                       FIRM        FISCAL YEAR END        2004          2003
------------------------------------------------------------------------------------------------
Massachusetts Investors Growth             E&Y           November 30
Stock Fund
Massachusetts Investors Trust              D&T           December 31
MFS Aggressive Growth Allocation           E&Y              May 31
Fund
MFS Alabama Municipal Bond Fund            D&T             March 31
MFS Arkansas Municipal Bond Fund           D&T             March 31
MFS Bond Fund                              D&T             April 30
MFS California Municipal Bond Fund         D&T             March 31
MFS Capital Opportunities Fund             D&T           November 30
------------------------------------------------------------------------------------------------
MFS Cash Reserve Fund                      D&T            August 31
MFS Conservative Growth Allocation         E&Y              May 31
Fund
MFS Core Equity Fund                       E&Y            August 31
MFS Core Growth Fund                       E&Y            August 31
MFS Emerging Growth Fund                   D&T           November 30
MFS Emerging Markets Debt Fund             E&Y             July 31
MFS Emerging Markets Equity Fund           E&Y              May 31
[MFS Emerging Opportunities Fund]          E&Y             April 30
MFS Floating Rate High Income Fund         D&T             July 31
MFS Florida Municipal Bond Fund            D&T             March 31
[MFS Gemini U.K. Fund]                     D&T              May 31
MFS Georgia Municipal Bond Fund            D&T             March 31
MFS Global Equity Fund                     E&Y            October 31
MFS Global Growth Fund                     D&T            October 31
MFS Global Total Return Fund               E&Y            October 31
[MFS Global Value Fund]                    E&Y             July 31
MFS Government Limited Maturity Fund       E&Y           December 31
MFS Government Money Market Fund           D&T            August 31
MFS Government Securities Fund             D&T           February 28
MFS Growth Allocation Fund                 E&Y              May 31
MFS Growth Opportunities Fund              D&T           December 31
MFS High Income Fund                       D&T            January 31
MFS High Yield Opportunities Fund          D&T            January 31
MFS Inflation Adjusted Bond Fund           D&T            October 31
MFS Intermediate Investment Grade          D&T             April 30
Bond Fund
MFS International Diversification          D&T              May 31
Fund
MFS International Growth Fund              E&Y              May 31
MFS International New Discovery Fund       E&Y           September 30
MFS International Value Fund               E&Y              May 31
MFS Large Cap Growth Fund                  D&T           November 30
MFS Limited Maturity Fund                  D&T             April 30
MFS Managed Sectors Fund                   D&T            August 31
MFS Maryland Municipal Bond Fund           D&T             March 31
MFS Massachusetts Municipal Bond           D&T             March 31
Fund
MFS Mid Cap Growth Fund                    D&T            August 31
MFS Mid Cap Value Fund                     E&Y           September 30
MFS Mississippi Municipal Bond Fund        D&T             March 31
MFS Moderate Allocation Fund               E&Y              May 31
MFS Money Market Fund                      D&T            August 31
MFS Municipal Bond Fund                    D&T            August 31
MFS Municipal High Income Fund             E&Y            January 31
MFS Municipal Income Fund                  D&T             March 31
MFS Municipal Limited Maturity Fund        D&T             April 30
MFS New Discovery Fund                     E&Y            August 31
MFS New Endeavor Fund                      E&Y             July 31
MFS New York Municipal Income Fund         D&T             March 31
MFS North Carolina Municipal Income        D&T             March 31
Fund
MFS Pennsylvania Municipal Bond Fund       D&T             March 31
MFS Research Bond Fund                     D&T             April 30
MFS Research Bond Fund J                   D&T             April 30
MFS Research Fund                          D&T           September 30
MFS Research International                 E&Y            August 31
MFS South Carolina Municipal Bond          D&T             March 31
Fund
MFS Strategic Growth Fund                  E&Y            August 31
MFS Strategic Income Fund                  E&Y            October 31
MFS Strategic Value Fund                   E&Y             July 31
[MFS Tax-Managed Equity Fund]              E&Y            October 31
MFS Technology Fund                        E&Y            August 31
MFS Tennessee Municipal Bond Fund          D&T             March 31
MFS Total Return Fund                      D&T           September 30
MFS Union Standard Equity Fund             D&T           September 30
MFS Utilities Fund                         E&Y            October 31
MFS Value Fund                             E&Y            August 31
MFS Virginia Municipal Bond Fund           D&T             March 31
MFS West Virginia Municipal Bond           D&T             March 31
Fund

                                                                                                       SCHEDULE B

                                           Interests of Certain Persons

As of January 18, 2005, to the best knowledge of each Fund, the following shareholders beneficially owned more than 5% of the outstanding shares of any class of each Fund.

                                                                                     NUMBER OF       PERCENTAGE OF
                                                                                    OUTSTANDING       OUTSTANDING
                                                                                      SHARES           SHARES OF
                                           NAME AND ADDRESS OF       CLASS OF      BENEFICIALLY       NOTED CLASS
              FUND NAME                        SHAREHOLDER             SHARES        OWNED(1)            OWNED
--------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Growth Stock
      Fund
Massachusetts Investors Trust
MFS Aggressive Growth Allocation Fund
MFS Alabama Municipal Bond Fund
MFS Arkansas Municipal Bond Fund
MFS Bond Fund
MFS California Municipal Bond Fund
MFS Capital Opportunities Fund
--------------------------------------------------------------------------------------------------------------------
MFS Cash Reserve Fund
MFS Conservative Allocation Fund
MFS Core Equity Fund
MFS Core Growth Fund
MFS Emerging Growth Fund
MFS Emerging Markets Debt Fund
MFS Emerging Markets Equity Fund
[MFS Emerging Opportunities Fund]
MFS Floating Rate High Income Fund
MFS Florida Municipal Bond Fund
[MFS Gemini U.K. Fund]
MFS Georgia Municipal Bond Fund
MFS Global Equity Fund
MFS Global Growth Fund
MFS Global Total Return Fund
[MFS Global Value Fund]
MFS Government Limited Maturity Fund
MFS Government Money Market Fund
MFS Government Securities Fund
MFS Growth Allocation Fund
MFS Growth Opportunities Fund
MFS High Income Fund
MFS High Yield Opportunities Fund
MFS Inflation-Adjusted Bond Fund
MFS Intermediate Investment Grade Bond Fund
MFS International Diversification Fund
MFS International Growth Fund
MFS International New Discovery Fund
MFS International Value Fund
MFS Large Cap Growth Fund
MFS Limited Maturity Fund
MFS Managed Sectors Fund
MFS Maryland Municipal Bond Fund
MFS Massachusetts Municipal Bond Fund
MFS Mid Cap Growth Fund
MFS Mid Cap Value Fund
MFS Mississippi Municipal Bond Fund
MFS Moderate Allocation Fund
MFS Money Market Fund
MFS Municipal Bond Fund
MFS Municipal High Income Fund
MFS Municipal Income Fund
MFS Municipal Limited Maturity Fund
MFS New Discovery Fund
MFS New Endeavor Fund
MFS New York Municipal Bond Fund
MFS North Carolina Municipal Bond Fund
MFS Pennsylvania Municipal Bond Fund
MFS Research Bond Fund
MFS Research Bond Fund J
MFS Research Fund
MFS Research International Fund
MFS South Carolina Municipal Bond Fund
MFS Strategic Growth Fund
MFS Strategic Income Fund
MFS Strategic Value Fund
[MFS Tax-Managed Equity Fund]
MFS Technology Fund
MFS Tennessee Municipal Bond Fund
MFS Total Return Fund
MFS Union Standard Equity Fund
MFS Utilities Fund
MFS Value Fund
MFS Virginia Municipal Bond Fund
MFS West Virginia Municipal Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
(1)   All shares are held with sole voting and investment power except to the extent that such powers may be shared by a family member or a trustee of a family trust.

To vote by mail:
    (1) Read the Proxy Statement and have the Proxy card below at hand.
    (2) Mark the boxes in accordance with the instructions on the reverse side.
    (3) Sign and date the proxy card.
    (4) Return the proxy card in the addressed envelope - no postage required.

To vote by Telephone:
    (1) Read the Proxy Statement and have the Proxy card below at hand.
    (2) Call [1-800-xxx-xxxx].
    (3) Enter the [12-digit control number] set forth on the Proxy card and follow the simple instructions.

To vote by Internet:
    (1) Read the Proxy Statement and have the Proxy card below at hand.
    (2) Go to the following web site: [www.proxyvote.com]
    (3) Enter the [12-digit control number] set forth on the Proxy card and follow the simple instructions.

If you vote by telephone or the Internet, please do not mail your card.

                                 [Logo] M F S(R)
                              INVESTMENT MANAGEMENT
                      P.O. BOX 9132, HINGHAM, MA 02043-9132

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

        PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2005

[FUND NAME PRINTS HERE]

The undersigned hereby appoints James R. Bordewick, Jr., Jeffrey N. Carp, James
F. DesMarais, Richard M. Hisey and Brian T. Hourihan and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Wednesday, March 23, 2005 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                     THIS PROXY CARD IS VALID ONLY WHEN
                                     SIGNED AND DATED

                                     Date _____________________________

                                     Signature (PLEASE SIGN WITHIN BOX)

                                     ----------------------------------

                                     ----------------------------------

                                     NOTE: Please sign exactly as your name
                                     appears on this card. All joint owners
                                     should sign. When signing as executor,
                                     administrator, attorney, trustee or
                                     guardian or as custodian for a minor,
                                     please give full title as such. If a
                                     corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

YOUR 12-DIGIT CONTROL NUMBER IS: [ ]

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.              [X]

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

For shareholders of all Funds:

ITEM 1.           To elect Trustees.                                   FOR all nominees          WITHHOLD
                                                                       listed (except as         authority to
                  NOMINEES: (01) Lawrence H. Cohn, M.D.,               marked to the             vote for all
                  (02) David H. Gunning, (03) William R. Gutow,        contrary below)           nominees
                  (04) Michael Hegarty, (05) J. Atwood Ives,
                  (06) Amy B. Lane, (07) Robert J. Manning,                  [ ]                    [ ]
                  (08) Lawrence T. Perera, (09) Robert C. Pozen,
                  (10) J. Dale Sherratt, (11) Laurie J. Thomsen

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

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For shareholders of Massachusetts Investors Growth Stock Fund only:

ITEM 2.           To make non-fundamental an investment                FOR          AGAINST      ABSTAIN
                  policy of Massachusetts Investors Growth
                  Stock Fund that requires the Fund to invest,         [ ]            [ ]          [ ]
                  except for working cash balances, all of its
                  assets in "common stocks and securities
                  convertible into common stocks" that the
                  Fund's investment adviser, Massachusetts
                  Financial Services Company, believes offer
                  better than average prospects for long-term
                  growth.

For shareholders of MFS Municipal Limited Maturity Fund only:

ITEM 3.           To revise a fundamental investment policy            FOR          AGAINST      ABSTAIN
                  of MFS Municipal Limited Maturity Fund,
                  which requires the Fund to invest, under normal      [ ]            [ ]          [ ]
                  conditions, at least 80% of its net assets in
                  securities and other investments "with limited
                  maturities," the interest on which is exempt
                  from federal income tax, to remove the explicit
                  reference to "limited maturities."


                                          PLEASE SIGN AND DATE ON THE REVERSE SIDE.
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